                                       | Dresdner RCM
                                       | Global Funds
                         June 30, 1998 | Semi-Annual Report




















                                              -------------------------
                                       [LOGO] Dresdner RCM Global Funds
                                              -------------------------

August 21, 1998

DEAR SHAREHOLDERS:

        Enclosed is the Dresdner RCM Global Funds (the "Funds") Semi-Annual Shareholder Report for the six months ended June 30, 1998. Inside, you'll find an overview of the economic and market conditions that influenced stock prices during that time. Following this overview are reports from managers of the individual Funds that describe the types of investments that Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Funds' investment manager, made in this environment. Included in each report is a summary of Fund performance and a list of Fund holdings at the end of the reporting period.

        In the first half of 1998, U.S. stocks continued to break new highs, buoyed by strong demand from investors at home and abroad. Stocks in Europe also advanced, as earnings expectations improved. Stocks in Japan and the emerging markets moved lower during this time. Although the economies of Asia seemed to stabilize in the first months of the year, it was soon apparent that the problems there, which contributed to a recession in Japan, were deeper than investors first realized. As stocks in Asia's emerging markets responded negatively to these conditions, investors fled stocks in other emerging markets as well.

        Throughout this time, Dresdner RCM maintained its consistent, disciplined "bottom-up" investment strategy. This helped identify attractive values in markets that had become increasingly overpriced--as well as opportunities in markets with weaker valuations.

        In choosing stocks for the individual Funds, we draw on the research of more than 175 investment professionals, using teams of analysts--many of whom have had professional industry experience in the sectors they follow. We also investigate company fundamentals through Grassroots Research, our proprietary research organization. From a network of more than 37,000 industry contacts in 50 countries, this organization gathers information on local market and industry conditions. To this research, our staff economists add assessments of regional and global trends.

        We use a host of unique research tools to give each investment idea a thorough reality check. This process provides portfolio managers with a continuous flow of industry and company information and helps them compare their ideas with those of other managers. Through a proprietary popularity measurement system, we also monitor the opinions of sell-side professionals.

        The companies we select have solid potential for sustained earnings growth--due to unique market niches, proprietary products and services, and outstanding research and development capabilities. We make sure that the interests of company managers are aligned with those of their shareholders, and that the companies demonstrate well-capitalized balance sheets and sound accounting principles. From the firms that meet these criteria, we choose those whose stocks have attractive risk-adjusted valuations versus others in their sector.

        We believe this approach has served the Funds well in the first half of 1998. If you have any questions about the material in this report, or want more information on a specific Fund, please call us at 800-726-7240.

                                          Sincerely,

                                                       [SIGNATURE]
                                          DeWitt Bowman
                                          Chairman of the Funds

 Economic and Market Overview

        World stock prices advanced further in the first half of 1998. During this time, strong gains in the United States and Europe far outpaced declines in Asia and other emerging markets. Prices remained volatile, however, as stock investors interpreted conflicting signals for economic growth and inflation.

        In the U.S., anticipated growth in corporate earnings and positive economic fundamentals helped stock prices reach new highs. Despite concerns that economic problems in Asia would trim U.S. exports, stock prices continued to climb. During the first half of 1998, the Standard & Poor's 500 Index earned a total return of 17.71% for the six months ended June 30, 1998. Meanwhile, ongoing price restraints and lower costs for Asian imports helped inflation fall -- which kept interest rates and bond yields low. Subsequent to the close of the second quarter, however, earnings announcements signaled a collapse in growth as exports to Asia began to decline.

        Stocks in Europe advanced on further improvements in earnings expectations. Most European companies remained insulated from Asia's troubles due to strong inter-regional trade. Stocks also benefited from a positive balance of supply and demand, which resulted from a rising tide of corporate share buyback programs and the spread of stock ownership through private pension plans and equity mutual funds.

ASIAN ECONOMIC CRISIS DEEPENS

        In the fourth quarter of 1997, the U.S. gross domestic product (GDP) -- which measures the production of goods and services -- rose at an annualized rate of 3.0%. With continued price restraints and gains in productivity, inflation had fallen to 1.7%. In the first quarter of 1998, with lower import prices and a flood of cash from overseas, GDP growth improved to 5.4%. Despite upward pressure on wages from tight employment, inflation fell to 1.4%, its lowest level since 1986.

        After correcting in the first weeks of the year, on concerns that Asia's economic woes would trim corporate profits, U.S. stock prices moved sharply higher in February and March. In addition to positive economic fundamentals, which included the strongest level of consumer confidence in decades, signs that Asian economies were stabilizing with support from the International Monetary Fund (IMF) helped increase stock demand. At the same time, corporate consolidations and stock buyback programs continued to reduce stock supplies.

        It soon became clear, however, that Asia's problems were getting worse and included the onset of a recession in Japan. Meanwhile, the prospect of lower earnings growth in the U.S., a federal budget surplus that will likely shrink Treasury bond supplies, and strong demand for Treasuries by foreign investors caused bond yields to continue to fall. Stock prices corrected briefly, but managed a modest gain for the second quarter -- helped by positive economic fundamentals and a benign inflationary backdrop.

        The worsening of Asia's problems produced greater distinctions between the earnings outlooks for U.S. companies that sell to or compete with Asian firms and companies that import from Asia or have no Asian ties. Companies in the first group, largely industrial and basic materials firms, saw sharp drops in earnings expectations. Companies in the second group, typically service and consumer firms, saw little impact on earnings or are benefiting from reduced import costs.

        This "two-tiered" response to Asia's woes further narrowed the universe of stocks with strong price gains. Over the past six months, the market became even more focused on stocks with visible earnings streams and strong liquidity. As in 1997, this sentiment generally favored stocks of larger firms. Strong demand from foreign investors for familiar names further supported this trend. Large multinational firms benefited from strong European sales, which offset weakening Asian demand.

        In an environment of strong market liquidity and low inflation, most of Dresdner RCM Funds remained fully invested. By concentrating on companies with solid fundamentals and strong potential for earnings growth -- through a "bottom-up" investment approach -- we helped the Funds make the most of recent market opportunities. This investment strategy led us to overweight health care, which benefited from the introduction of new products and strong pricing flexibility. We also maintained an overweight in the financial sector, which has benefited from low interest rates, as well as technology stocks, which have advanced on the long-term growth prospects for their sector.

 Economic and Market Overview

QUALITY GROWTH STOCKS SHOULD OUTPERFORM

        We believe the problems in Asia are likely to worsen further before they improve, as analysts are still trimming their economic and earnings forecasts. For this reason, we expect to remain underweighted in Japan and the emerging markets of Asia. Our Japanese position is focused on companies that benefit from weakening Yen export-related growth.

        We currently expect to remain overweighted in Europe, because of companies' improving earnings through restructuring and domestic growth. Given our continued concern over Asia, we remain underweighted in the cyclicals and commodities sectors.

        On a global basis, our position in U.S. cyclical companies should also remain underweighted. We believe U.S. GDP growth will slow in the second half of 1998 to a rate of 2.0% to 2.5%. Although a tight labor market may keep pressure on wages, the inability of most companies to raise prices, combined with slower growth, should help keep inflation low. This should prevent the Federal Reserve from raising interest rates, but corporate profit margins may continue to shrink.

        The market should continue to reward companies that deliver solid earnings growth given the scarcity of such companies. With emphasis on quality companies with strong earnings potential, the Dresdner RCM Funds should perform well in this climate.

 Dresdner RCM Global Technology Fund
Management's Performance Review

        Technology stocks remained volatile in the first six months of 1998. Continuing a sharp correction that began in October 1997, the sector hit bottom in January of 1998 -- on concerns about the developing economic crisis in Asia. Then, as intervention by the International Monetary Fund helped Asian currencies stabilize, technology stocks rebounded strongly. Although the group lost some of the ground it gained at the end of the reporting period, technology stocks enjoyed strong returns that outpaced other equity sectors for the period as a whole.

        Good stock selection helped the Dresdner RCM Global Technology Fund (the "Fund") outperform other funds with similar investment objectives. For the six months ended June 30, 1998, the Fund earned a total return of 30.61%. That compares to an average return of 17.46% for science and technology stock funds tracked by Lipper Analytical Services.

CYCLICAL SHARES LEAD THE WAY

        Within the technology sector, "cyclical" issues with strong ties to the economy were most vulnerable to the problems in Asia. When technology stocks faltered in the fall of 1997, we quickly trimmed cyclical shares in the portfolio and increased our emphasis on software companies with strong growth potential. Although this diminished Fund performance somewhat as cyclical technology stocks rebounded early in 1998, we benefited from good performances by high-growth stocks such as Citrix Systems, Uniphase, CBT Group, Network Associates, Peerless Systems, and Visio Corp. As it became clear that a rebound was underway, we restored the Fund's cyclical exposure. This allowed us to maximize returns as the rally continued into May.

        Fund returns also benefited from strong performances by Internet stocks and from a 14% position in the technology stocks of Europe. Even though European tech stocks are generally more expensive than those in the U.S., they have outperformed dramatically. This is partly because there are fewer names for the market to buy and partly because the technology stocks of Europe have fewer ties with Asia. In addition, Europe is working aggressively to resolve potential year 2000 computer and monetary union problems -- which has meant strong earnings for computer-service companies. Meanwhile, computer-service outsourcing is still developing. During the period, the Fund enjoyed strong returns from Merkantildata, a computer-service firm in Norway; SEMA, information-services firm in Great Britain; and Nokia Corp., a telecommunications firm in Finland.

KEEPING AN EYE ON ASIA

        The fortunes of technology stocks will likely remain tied to those of Asia. This is particularly true of technology stocks in more cyclical businesses. Given the uncertainty about the depth of Asia's problems, we may wait to invest more heavily in cyclical issues. Eventually, however, investors should be drawn to the more reasonable prices that cyclical shares offer. We will thus continue to monitor development in this sector closely, so that we might make the most of a further rebound there.

 Dresdner RCM Global Technology Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND      LIPPER SCIENCE & TECHNOLOGY FUND INDEX     S&P 500 STOCK INDEX
12/27/95     $10,000                                    $10,000                 $10,000
12/31/95     $10,040                                     $9,952                 $10,023
1/31/96      $10,370                                     $9,897                 $10,364
2/29/96      $10,660                                    $10,314                 $10,460
3/31/96      $10,620                                     $9,857                 $10,561
4/30/96      $11,580                                    $10,840                 $10,717
5/31/96      $11,930                                    $11,098                 $10,993
6/30/96      $11,380                                    $10,332                 $11,035
7/31/96      $10,270                                     $9,565                 $10,547
8/31/96      $10,770                                    $10,055                 $10,770
9/30/96      $11,870                                    $10,987                 $11,376
10/31/96     $11,700                                    $10,822                 $11,690
11/30/96     $12,770                                    $11,837                 $12,573
12/31/96     $12,692                                    $11,626                 $12,324
1/31/97      $13,689                                    $12,542                 $13,095
2/28/97      $12,359                                    $11,408                 $13,197
3/31/97      $11,564                                    $10,549                 $12,654
4/30/97      $11,715                                    $11,007                 $13,410
5/31/97      $13,447                                    $12,317                 $14,226
6/30/97      $13,860                                    $12,432                 $14,864
7/31/97      $15,694                                    $14,157                 $16,047
8/31/97      $15,764                                    $14,245                 $15,148
9/30/97      $17,094                                    $14,849                 $15,978
10/31/97     $15,986                                    $13,279                 $15,445
11/30/97     $15,754                                    $13,166                 $16,160
12/31/97     $16,129                                    $12,537                 $16,438
1/31/98      $15,976                                    $12,759                 $16,620
2/28/98      $17,837                                    $14,277                 $17,819
3/31/98      $18,838                                    $14,394                 $18,731
4/30/98      $20,452                                    $15,012                 $18,920
5/31/98      $19,227                                    $13,911                 $18,595
6/30/98      $21,065                                    $14,727                 $19,350

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Global Technology Fund since the Fund's inception versus the Standard & Poor's 500 Stock Index(a) and the Lipper Science & Technology Fund Index.(b) The chart represents a cumulative return of 110.65%(c)(d) for the Fund. The average annual return from the Fund's inception was 34.55%.(c)(d) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS(C)
JUNE 30, 1998

                     LIFE OF
    1 YEAR           FUND(D)
      51.98%           34.55%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

(b) The Lipper Science & Technology Fund Index is an equally weighted index of the 10 largest U.S. science and technology mutual funds.

(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(d)  The Fund commenced operations on December 27, 1995.

 Dresdner RCM Global Technology Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                % OF
 SHARES     COUNTRY                    EQUITY INVESTMENTS                    NET ASSETS   MARKET VALUE
------------------------------------------------------------------------------------------------------
BUSINESS SERVICES                                                                 0.8%
    4,700     US      Healthcare Recoveries Inc. *                                        $     92,825
COMMUNICATION SERVICES                                                            1.2%
    1,100     US      WinStar Communications Inc. *                                             47,231
    1,510     US      WorldCom Inc. *                                                           73,141
                                                                                          ------------
                                                                                               120,372
                                                                                          ------------
COMPUTERS/OFFICE EQUIPMENT                                                        6.5%
    2,000     US      Dell Computer Corp. *                                                    185,625
    5,400     US      E M C Corp. *                                                            241,988
    5,760     US      Network Appliance Inc. *                                                 224,280
                                                                                          ------------
                                                                                               651,893
                                                                                          ------------
DRUGS AND HOSPITAL SUPPLIES                                                       5.3%
    1,850     US      American Home Products Corp.                                              95,738
    1,300     US      Amgen Inc. *                                                              84,988
    4,000     US      Hyseq Inc. *                                                              43,250
    4,590     US      SangStat Medical Corp. *                                                 144,011
    1,900     US      Sofamor/Danek Group Inc. *                                               164,469
                                                                                          ------------
                                                                                               532,456
                                                                                          ------------
ELECTRONICS/NEW TECHNOLOGY                                                       19.7%
    4,850     US      Advanced Fibre Communication *                                           194,303
      500     JP      Advantest Corp.                                                           26,876
    1,600     FR      Alcatel Alsthom Compagnie Generale d'Electricitie
                      (ADR)                                                                     65,100
    4,400     US      Altera Corp. *                                                           130,075
    1,766     US      Analog Devices Inc. *                                                     43,377
    3,315     US      Cisco Systems Inc. *                                                     305,187
    1,200     SE      Ericsson LM Telephone Co. (ADR)                                           34,350
    4,000     US      Fore Systems *                                                           106,000
      850     US      Intel Corp.                                                               63,006
    3,470     US      Maxim Integrated Products Inc. *                                         109,956
    2,690     FI      Nokia Corp. (ADR A)                                                      195,698
   15,000     CA      Positron Fiber Systems Corp. Class A *                                   101,250
    7,000     US      Power Integrations Inc. *                                                 63,875
    3,200     US      Texas Instruments Inc.                                                   186,600
    5,770     US      Uniphase Corp. *                                                         362,248
                                                                                          ------------
                                                                                             1,987,901
                                                                                          ------------
HEALTH CARE SERVICES                                                              0.5%
    1,400     US      HBO & Co.                                                                 49,350

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                % OF
 SHARES     COUNTRY                    EQUITY INVESTMENTS                    NET ASSETS   MARKET VALUE
------------------------------------------------------------------------------------------------------
TECHNOLOGY SERVICES                                                              52.3%
    2,280     US      Amazon.com Inc. *                                                   $    227,430
    2,560     US      America Online Inc.                                                      271,360
      800     FR      Atos S.A. *                                                              191,861
    6,200     US      BroadVision Inc. *                                                       148,025
    2,550     US      Cambridge Technology Partners (Mass.) Inc. *                             139,294
    2,960     IE      CBT Group PLC (ADR) *                                                    158,360
    3,000     US      Cendant Corp. *                                                           62,625
    2,200     US      Ceridian Corp. *                                                         129,250
    4,255     US      Citrix Systems Inc. *                                                    290,936
    4,800     US      CMG Information Services Inc. *                                          339,600
    2,130     US      Computer Associates International Inc.                                   118,348
    7,000     US      E*Trade Group Inc. *                                                     160,563
    4,900     GB      ECsoft Group PLC (ADR) *                                                 158,638
    1,470     US      Electronics Arts Inc. *                                                   79,380
    1,200     US      Excite Inc. *                                                            112,200
    2,700     US      HNC Software Inc. *                                                      110,194
    1,360     US      I2 Technologies Inc. *                                                    47,770
    8,200     US      INTERLINQ Software Corp. *                                                58,425
    6,150     US      Manugistics Group Inc. *                                                 152,213
   20,000     NO      Merkantildata ASA                                                        252,816
    1,380     US      Microsoft Corp. *                                                        149,558
    2,900     US      National Data Corp.                                                      126,875
    4,950     US      Network Associates Inc. *                                                236,980
   12,600     US      Peerless Systems Corp. *                                                 261,450
    5,220     US      PeopleSoft Inc. *                                                        245,340
    4,000     NO      Provida ASA *                                                             76,627
    5,600     IE      Saville Systems PLC (ADR) *                                              280,700
    1,200     FI      TT Tieto OY B                                                             45,603
    4,177     US      VERITAS Software Co. *                                                   172,823
    4,200     US      Visio Corp. *                                                            200,550
    4,100     US      Wind River Systems Inc. *                                                147,085
      800     US      Yahoo Inc. *                                                             126,000
                                                                                          ------------
                                                                                             5,278,879
                                                                                          ------------

TOTAL EQUITY INVESTMENTS (COST $5,636,435)                                       86.3%       8,713,676
                                                                                          ------------
OPTIONS                                                                           1.1%
       13     US      Newbridge Networks Corp. Call
                      January 2000 strike price $20                                            107,250
                                                                                          ------------

TOTAL OPTIONS (COST $132,390)                                                     1.1%         107,250
                                                                                          ------------

TOTAL EQUITY INVESTMENTS AND OPTIONS (COST $5,768,825)                           87.4%       8,820,926
                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                % OF
 SHARES     COUNTRY                    EQUITY INVESTMENTS                    NET ASSETS   MARKET VALUE
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
                      COMMERCIAL PAPER                                            7.9%
  400,000     US      Ford Motor Credit Co. 5.55% maturing 7/13/98                        $    399,260
  400,000     US      General Electric Capital Corp. 5.57% maturing 7/6/98                     399,691
                                                                                          ------------
                                                                                               798,951
                                                                                          ------------
                      MONEY MARKET FUNDS                                          3.2%
  163,785     US      SSgA U.S. Government Money Market Fund                                   163,785
  163,784     US      SSgA Money Market Fund                                                   163,784
                                                                                          ------------
                                                                                               327,569
                                                                                          ------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,126,520)                                   11.1%       1,126,520
                                                                                          ------------

TOTAL INVESTMENTS (COST $6,895,345)**                                            98.5%       9,947,446

                      OTHER ASSETS LESS LIABILITIES                               1.5%         149,055
                                                                                          ------------
                      NET ASSETS                                                100.0%    $ 10,096,501
                                                                                          ------------
                                                                                          ------------

--------------------------------
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

Tax Information:

**   For Federal income tax purposes, cost is $6,931,944 and unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation   $   3,209,756
Unrealized depreciation        (194,254)
                          -------------
Net unrealized
appreciation              $   3,015,502
                          -------------
                          -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 1998, categorized by country:

                                                                 % OF NET ASSETS
                                                    ------------------------------------------
                                          COUNTRY                    SHORT-TERM
COUNTRY                                    CODE       EQUITIES        AND OTHER       TOTAL
----------------------------------------------------------------------------------------------
Canada                                      CA             1.0%                           1.0%
Finland                                     FI             2.4%                           2.4%
France                                      FR             2.5%            1.7%           4.3%
Ireland                                     IE             4.3%                           4.3%
Japan                                       JP             0.3%                           0.3%
Norway                                      NO             3.3%                           3.3%
Sweden                                      SE             0.3%                           0.3%
United Kingdom                              GB             1.6%                           1.6%
United States                               US            71.7%           10.9%          82.5%
                                                           ---             ---      ----------
                                                          87.4%           12.6%         100.0%
                                                           ---             ---      ----------
                                                           ---             ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
Management's Performance Review

        Many small-cap stocks continued to struggle in the first half of 1998. As it became clear that Asia's economic problems were more severe than first thought, and the market became more nervous about earnings, stocks of smaller firms with short earnings records remained out of favor. Certain individual issues performed quite well, however, particularly in Europe. By focusing on well-managed companies, whose share prices were reasonable versus potential earnings growth, we helped the Dresdner RCM Global Small Cap Fund (the "Fund") earn exceptional returns for the reporting period that outpaced all other global small-cap funds tracked by Lipper Analytical Services.

        For the six months ended June 30, 1998, the Fund had a total return of 25.79%. That compares to a return of 9.38% for the Salomon Brothers Extended Market Index and an average return of 10.57% for global small-cap funds tracked by Lipper.

STOCK SELECTION MADE LARGEST CONTRIBUTION

        During the period, we remained committed to choosing stocks based on company fundamentals. As a result, we significantly underweighted stocks from Japan and other parts of Asia compared with the weighting of Asia in the Morgan Stanley World Small Cap Index (the "Index"), a representative index for the Fund. At the end of June, Asian stocks represented less than 2% of Fund assets, versus about 18% of stocks in the Index.

        About half of the Fund was invested in small-cap stocks from the U.S., which account for 42% of the Index. The Fund was also heavily invested in small-cap stocks from Europe, which performed relatively well during the period. Within Europe, small-cap stocks from Ireland, Spain, Germany, and Sweden made especially strong contributions to Fund returns -- far offsetting disappointing performances by stocks in Canada.

        Country selection accounted for only one third of the Fund's outperformance, however. The remaining two thirds came from a strong selection of individual issues. Stock selection was particularly helpful in Germany, where the small-cap stocks are benefiting from development of the Neuermarkt stock exchange. The Fund also benefited from its selection of business-services and telecommunications stocks, which enjoyed healthy gains in recent months. Among the portfolio's best performers were Norway-based Tomra Systems (a global distributor of vending machines that recycle glass and plastic) and U.S.-based International Telecom Data Systems (which provides information management and billing for wireless telecommunications firms).

        Trades during the period reduced investments in U.S. stocks from 51% of the portfolio to 43% and further trimmed stocks in Asia. This let us increase investments in European stocks from 34% to 49%. We believe that Europe now offers the favorable climate for small-cap shares that the sector enjoyed in the U.S. a few years ago. Economic growth in Europe is still accelerating, and interest rates are coming down, while U.S. growth seems to be peaking and interest rates there could rise. In addition, year-over-year earnings growth in Europe is near 15%, versus a U.S. rate of about 5%. Meanwhile, demand for stocks is growing sharply in Europe -- boosted by nascent share buyback programs, and the spread of equity mutual funds and privately funded pension plans. Europe's unification should help to sustain these trends.

CONTINUED FOCUS ON EUROPE, U.S.

        We expect to maintain a bias toward Europe and the U.S. in months to come. As always, we will continue to look for strong, competitive companies with quality management -- whose stock prices are attractive versus those of competitors in other parts of the world.

 Dresdner RCM Global Small Cap Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND       SALOMON EMI
12/31/96     $10,000          $10,000
1/31/97      $10,290          $10,021
2/28/97      $10,010          $10,005
3/31/97       $9,410           $9,665
4/30/97       $9,320           $9,620
5/31/97      $10,730          $10,370
6/30/97      $11,750          $10,689
7/31/97      $12,280          $10,978
8/31/97      $12,320          $10,846
9/30/97      $13,260          $11,313
10/31/97     $12,440          $10,838
11/30/97     $12,410          $10,645
12/31/97     $12,548          $10,647
1/31/98      $12,446          $10,711
2/28/98      $13,827          $11,501
3/31/98      $15,071          $11,980
4/30/98      $15,705          $12,039
5/31/98      $15,388          $11,799
6/30/98      $15,784          $11,645

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Global Small Cap Fund since the Fund's inception versus the Salomon EMI's Index.(a) The chart represents a cumulative return of 57.84%(b)(c) for the Fund. The average annual total return from the Fund's inception was 35.57%.(b)(c) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS(B)
JUNE 30, 1998

    1 YEAR       LIFE OF FUND(C)
      34.33%           35.57%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Salomon Brothers Extended Market Index ("EMI") is a component of the Salomon Brothers Broad Market Index ("BMI") which includes listed shares of 5,409 companies with a total available market capitalization of at least the local equivalent of US$100 million on the last business day of May each year. The BMI consists of two components: the Primary Market Index ("PMI") is the large capitalization stock component and the EMI is the small capitalization stock component. The PMI universe is defined as those stocks falling within the top 80% of the cumulative available capital level in each country. The EMI includes the bottom 20% of the cumulative available capital level in each country.

(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(c)   The Fund commenced operations on December 31, 1996.

 Dresdner RCM Global Small Cap Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                 % OF        MARKET
 SHARES     COUNTRY                    EQUITY INVESTMENTS                     NET ASSETS      VALUE
------------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR                                                           3.1%
                      AUTOMOTIVE RELATED                                           1.5%
   11,000     IT      Manuli Rubber Industries                                             $    59,408
      700     US      Tower Automotive Inc. *                                                   30,013
                                                                                           -----------
                                                                                                89,421
                                                                                           -----------
                      OTHER CONSUMER DURABLES                                      1.6%
    3,000     GB      Hozelock Group PLC                                                        16,268
    1,600     NL      Koninklijke Ahold N.V.                                                    52,226
    1,800     US      Sonic Automatic Inc. *                                                    29,588
                                                                                           -----------
                                                                                                98,082
                                                                                           -----------
CONSUMER NON-DURABLES SECTOR                                                      27.8%
                      BEVERAGE AND TOBACCO                                         4.5%
    2,900     ES      Baron de Ley S.A. *                                                       96,420
    2,375     FI      Hartwall Oy ABP                                                           76,187
   18,000     GB      Vaux Group PLC                                                            95,054
                                                                                           -----------
                                                                                               267,661
                                                                                           -----------
                      FOOD AND FOOD PROCESSING                                     0.9%
       40     JP      Hokuto Corp.                                                               1,124
    3,500     US      Omega Protein Corp. *                                                     53,813
                                                                                           -----------
                                                                                                54,937
                                                                                           -----------
                      GENERAL RETAIL                                               7.9%
    2,100     ES      Adolfo Dominguez S.A. *                                                   71,331
    1,800     US      CSK Auto Corp. *                                                          45,450
    3,000     US      French Fragrances Inc. *                                                  46,875
       33     DE      Hugo Boss AG                                                              69,472
    2,000     US      Regis Corp.                                                               59,125
      400     CH      Selecta Group - Registered Shares                                         85,442
    4,400     IS      Tefron Ltd. *                                                             96,800
                                                                                           -----------
                                                                                               474,495
                                                                                           -----------
                      HOUSEHOLD/RELATED NON-DURABLES                               3.9%
    7,000     US      Carson Inc. *                                                             55,125
    2,200     US      Ocular Sciences Inc. *                                                    71,500
    1,200     US      Rayovac Corp. *                                                           27,225
    2,200     US      Scotts Co. *                                                              81,950
                                                                                           -----------
                                                                                               235,800
                                                                                           -----------
                      LEISURE TIME PRODUCTS/SERVICES                              10.6%
    3,300     FR      Compagnie des Alpes                                                       97,318
    6,900     ES      Corp Financiera Reunida S.A. *                                           104,341
    2,200     US      Dave & Buster's Inc. *                                                    54,725
    7,000     IE      Jurys Hotel Group PLC                                                     59,565
    1,000     FR      Leon de Bruxelles S.A.                                                   102,547
    1,220     ES      Sol Melia S.A.                                                            58,175

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                 % OF        MARKET
 SHARES     COUNTRY                    EQUITY INVESTMENTS                     NET ASSETS      VALUE
------------------------------------------------------------------------------------------------------
                      LEISURE TIME PRODUCTS/SERVICES (CONTINUED)
    3,600     ES      TelePizza S.A. *                                                     $    38,213
    4,000     SE      Ticket Travel Group                                                       53,166
    5,000     HK      Zindart Ltd. (ADR) *                                                      67,813
                                                                                           -----------
                                                                                               635,863
                                                                                           -----------
CYCLICAL/CAPITAL GOODS SECTOR                                                     12.5%
                      BUILDING AND CONSTRUCTION                                    5.0%
    3,000     US      Comfort Systems USA Inc. *                                                70,125
   11,000     MX      Consorcio ARA S.A. *                                                      34,949
      330     FR      Eiffage                                                                   28,546
    4,900     IE      Green Property PLC                                                        35,564
   50,000     IT      Gruppo Ceramiche Ricchetti                                                88,605
    2,200     US      Integrated Electrical Services *                                          44,275
                                                                                           -----------
                                                                                               302,064
                                                                                           -----------
                      INDUSTRIAL EQUIPMENT                                         5.0%
      400     DE      Aixtron AG                                                                67,146
      500     DE      Jenoptik AG *                                                             15,512
    6,000     SE      Munters AB                                                                65,455
      600     DE      Pfeiffer Vacuum Technology (Special ADR G) *                              42,714
    2,900     US      Sauer Inc.                                                                40,781
    2,200     NO      Tomra Systems A/S                                                         65,941
                                                                                           -----------
                                                                                               297,549
                                                                                           -----------
                      RAW/BASIC MATERIALS                                          0.4%
    1,500     US      Metals USA Inc. *                                                         25,875
                      TRANSPORTATION SERVICES                                      2.1%
      700     DE      Sixt AG Non-Voting Pfd. *                                                 87,450
    3,000     BG      Virgin Express Holdings PLC (ADR) *                                       38,813
                                                                                           -----------
                                                                                               126,263
                                                                                           -----------
ENERGY SECTOR                                                                      3.8%
                      ENERGY                                                       3.8%
    7,332     GB      British-Borneo Petroleum Syndicate PLC                                    36,639
    1,665     CA      Ballard Power Systems Inc. *                                              54,064
    2,000     US      Hanover Compressor Co. *                                                  54,125
   30,000     NO      Ocean Rig ASA *                                                           22,284
    3,500     NO      Seateam Technology ASA *                                                  62,031
                                                                                           -----------
                                                                                               229,143
                                                                                           -----------
HEALTH CARE SECTOR                                                                 5.9%
                      DRUGS & HOSPITAL SUPPLIES                                    2.1%
    3,400     GB      Shire Pharmaceuticals Group PLC (ADR) *                                   72,675
    3,000     FR      Transgene S.A. (ADR) *                                                    52,125
                                                                                           -----------
                                                                                               124,800
                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                 % OF        MARKET
 SHARES     COUNTRY                    EQUITY INVESTMENTS                     NET ASSETS      VALUE
------------------------------------------------------------------------------------------------------
                      HEALTH CARE SERVICES                                         3.8%
      800     US      Curative Health Services Inc. *                                      $    22,800
    1,900     US      Horizon Health Corp. *                                                    33,250
    1,000     US      Kendle International Inc. *                                               30,250
    2,500     US      Orthodontic Centers of America Inc. *                                     52,344
    2,500     US      ParExel International Corp. *                                             90,938
                                                                                           -----------
                                                                                               229,582
                                                                                           -----------
INTEREST SENSITIVE SECTOR                                                          5.4%
                      BANKING                                                      0.9%
    1,000     ES      Banco Pastor S.A.                                                         56,503
                      GENERAL FINANCE                                              4.5%
    2,500     US      American Capital Strategies Ltd.                                          57,188
    3,000     US      Correctional Properties Trust *                                           60,750
    1,800     US      First Sierra Financial Inc. *                                             54,900
    1,100     US      Sirrom Capital Corp.                                                      28,600
    3,500     US      UniCapital Corp. *                                                        66,938
                                                                                           -----------
                                                                                               268,376
                                                                                           -----------
TECHNOLOGY SECTOR                                                                 17.4%
                      COMPUTERS AND OFFICE EQUIPMENT                               1.0%
    3,000     SE      Maldata AB Series B                                                       62,069
                      ELECTRONICS AND NEW TECHNOLOGY                               0.2%
      600     US      SDL Inc. *                                                                14,325
                      TECHNOLOGY SERVICES                                         16.2%
    1,400     US      Aspen Technologies Inc. *                                                 70,700
    2,000     US      BroadVision Inc. *                                                        47,750
    1,400     US      Citrix Systems Inc. *                                                     95,725
    1,000     US      Engineering Animation Inc. *                                              61,000
    1,200     US      HNC Software Inc. *                                                       48,975
    1,600     US      INSpire Insurance Solutions Inc. *                                        53,200
    3,000     US      International Telecommunication Systems Inc. *                            87,000
      315     FR      Jet Multimedia                                                            71,065
    6,000     NO      Merkantildata ASA                                                         75,845
    1,600     US      Metzler Group Inc. *                                                      58,600
      100     US      New Era of Networks Inc. *                                                 3,050
    1,000     JP      Nippon System Development                                                 23,778
    4,700     CA      Open Text Corp. *                                                         70,500
    1,740     IE      Saville Systems PLC (ADR) *                                               87,218
    1,050     US      VERITAS Software Co. *                                                    43,444
    1,300     US      Visio Corp. *                                                             62,075
      200     US      Whittman-Hart Inc. *                                                       9,675
                                                                                           -----------
                                                                                               969,600
                                                                                           -----------
TELEMEDIA/SERVICES SECTOR                                                         19.8%
                      BUSINESS SERVICES                                           13.4%
      340     FR      Altran Technologies S.A.                                                  77,211
    1,200     US      American Disposal Services Inc. *                                         56,250

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                 % OF        MARKET
 SHARES     COUNTRY                    EQUITY INVESTMENTS                     NET ASSETS      VALUE
------------------------------------------------------------------------------------------------------
                      BUSINESS SERVICES (CONTINUED)
      800     US      Caribiner International Inc. *                                       $    14,000
    6,000     GB      Delphi Group PLC                                                          59,565
      900     DE      DIS Deutscher Industrie Service AG                                        74,791
    1,800     US      Eastern Environmental Services Inc. *                                     61,200
    2,000     US      F. Y. I. Inc. *                                                           57,000
    2,000     US      Healthcare Recoveries Inc. *                                              39,500
    1,200     US      Lason Holdings Inc. *                                                     65,400
    3,000     US      NCO Group Inc. *                                                          66,000
    1,000     US      Romac International Inc. *                                                30,375
    4,600     GB      Select Appointment (Holdings) PLC                                         65,622
    1,800     NL      Unique International N.V.                                                 61,055
    3,000     US      Wilmar Industries Inc. *                                                  76,500
                                                                                           -----------
                                                                                               804,469
                                                                                           -----------
                      COMMUNICATION SERVICES                                       6.4%
    5,000     GB      Freepages Group PLC *                                                     61,250
    1,400     US      Global TeleSystems Group Inc. *                                           68,250
      280     DE      MobilCom AG                                                               68,251
    2,850     IS      NICE Systems Ltd. (ADR) *                                                106,874
    1,800     US      Snyder Communications Inc. *                                              79,200
                                                                                           -----------
                                                                                               383,825
                                                                                           -----------

TOTAL EQUITY INVESTMENTS (COST $4,868,598)                                        96.0%      5,750,702
                                                                                           -----------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                           5.0%
  136,604     US      SSgA U.S. Government Money Market Fund                                   136,604
  161,969     US      SSgA Money Market Fund                                                   161,969
                                                                                           -----------

TOTAL SHORT-TERM INVESTMENTS (COST $298,573)                                       5.0%        298,573
                                                                                           -----------

TOTAL INVESTMENTS (COST $5,167,171) **                                           101.0%      6,049,275

                      OTHER ASSETS LESS LIABILITIES                               (1.0%)       (57,722)
                                                                                           -----------
                      NET ASSETS                                                 100.0%    $ 5,991,553
                                                                                           -----------
                                                                                           -----------

--------------------------------
*    Non-income producing security.

Tax Information:

**   For Federal income tax purposes, cost is $5,167,964 and unrealized appreciation (depreciation) of equity securities is as follows:

Unrealized appreciation   $   1,114,106
Unrealized depreciation        (232,795)
                          -------------
Net unrealized
appreciation              $     881,311
                          -------------
                          -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

The Fund's investments in securities at June 30,1998, categorized by country:

                                                                  % OF NET ASSETS
                                                    --------------------------------------------
                                          COUNTRY                     SHORT-TERM
COUNTRY                                    CODE       EQUITIES         AND OTHER        TOTAL
------------------------------------------------------------------------------------------------
Belgium                                     BG             0.6%                             0.6%
Canada                                      CA             2.1%                             2.1%
Finland                                     FI             1.3%                             1.3%
France                                      FR             7.2%                             7.2%
Germany                                     DE             7.1%                             7.1%
Hong Kong                                   HK             1.1%                             1.1%
Ireland                                     IE             3.0%                             3.0%
Israel                                      IS             3.4%                             3.4%
Italy                                       IT             2.5%                             2.5%
Japan                                       JP             0.4%                             0.4%
Mexico                                      MX             0.6%                             0.6%
Netherlands                                 NL             1.9%                             1.9%
Norway                                      NO             3.8%             0.5%            4.3%
Spain                                       ES             7.1%                             7.1%
Sweden                                      SE             3.0%                             3.0%
Switzerland                                 CH             1.4%                             1.4%
United Kingdom                              GB             6.8%                             6.8%
United States                               US            42.7%             3.5%           46.2%
                                                           ---               --       ----------
  Total                                                   96.0%             4.0%          100.0%
                                                           ---               --       ----------
                                                           ---               --       ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Health Care Fund
Management's Performance Review

        With strong returns from stocks of drug and medical-device firms, the health care sector outperformed stocks as a whole in the first half of 1998. The technology these firms employ has advanced at a rapid rate, which should continue for some time. Meanwhile, drug and medical-device companies are better able to raise prices than are firms in other industries.

        The Dresdner RCM Global Health Care Fund (the "Fund") enjoyed strong performances from its investments in these groups, which helped deliver a six-month return that was quite strong by historical market norms. However, because the Fund was somewhat overweighted in health care service and biotechnology companies, which underperformed for the reporting period, the Fund lagged its market benchmark.

        For the six months ended June 30, 1998, the Fund earned a total return of 9.96%. That compares to a return of 23.99% for the Russell Midcap Health Care Index (the "Index"). Over the same time, health care and biotechnology stock funds tracked by Lipper Analytical Services earned an average return of 9.72%.

INCREASE IN DRUG AND BIOTECH SHARES

        Although just 34% of Fund assets were invested in health care service firms, versus 50% for the Index, we concentrated on hospitals and physician practice-management firms. These groups were hurt by uncertainty about the future of government health care reimbursement practices, which are currently under review. By contrast, the Index is focused on health management organizations in the service group, which outperformed for the period. Among individual service group investments that helped Fund performance were drug distributors, such as Cardinal Health.

        Although we believe that biotechnology firms offer strong potential for growth over time, they performed poorly in the last six months. This may be partly because few investment analysts are taking the time to understand industry fundamentals in a climate of economic and earnings uncertainty. As prices in the sector weakened, we took the opportunity to add to names that we think are particularly attractive. For the most part, we focused on later-stage firms that have products ready for sale and prospects for exceptional earnings growth.

        Within the drug sector, the Fund's stock selection contributed positively to returns. Among the best performers were Alza Corp. and Warner Lambert. During the period, we increased the Fund's allocation for drug stocks from 33% of the portfolio to 41% -- focusing on issues that we believe are undervalued.

A BULLISH OUTLOOK

        We remain bullish on health care stocks -- particularly drug shares, which should continue to benefit from proven earnings growth and a deep pipeline of new products. We also continue to believe that long-term prospects for biotechnology stocks are bright, but expect further volatility in the near term. In the months ahead, we will look for new opportunities in these areas.

 Dresdner RCM Global Health Care Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND      RUSSELL MIDCAP HEALTH CARE INDEX    S&P 500 STOCK INDEX
12/31/96     $10,000                             $10,000                 $10,000
1/31/97      $10,700                             $10,353                 $10,625
2/28/97      $10,650                             $10,552                 $10,708
3/31/97       $9,910                              $9,637                 $10,268
4/30/97      $10,050                              $9,786                 $10,881
5/31/97      $11,140                             $10,712                 $11,544
6/30/97      $11,660                             $11,201                 $12,061
7/31/97      $11,990                             $11,904                 $13,021
8/31/97      $11,790                             $11,739                 $12,292
9/30/97      $13,110                             $12,373                 $12,965
10/31/97     $12,910                             $11,644                 $12,532
11/30/97     $13,110                             $11,886                 $13,113
12/31/97     $13,000                             $11,920                 $13,338
1/31/98      $13,189                             $11,938                 $13,486
2/28/98      $14,060                             $13,012                 $14,458
3/31/98      $14,584                             $13,725                 $15,199
4/30/98      $14,897                             $14,478                 $15,352
5/31/98      $14,261                             $14,231                 $15,088
6/30/98      $14,295                             $14,779                 $15,701

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Global Health Care Fund since the Fund's inception versus the Standard & Poor's 500 Stock Index(a) and the Russell Midcap Health Care Index.(b) The chart represents a cumulative return of 42.95%(c)(d) for the Fund. The average annual total return from the Fund's inception was 26.90%.(c)(d) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS(C)
JUNE 30, 1998

                     LIFE OF
    1 YEAR           FUND(D)
      22.59%           26.90%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

(b) The Russell Midcap Health Care Index is composed of all medium and medium/small health care companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(d)  The Fund commenced operations on December 31, 1996.

 Dresdner RCM Global Health Care Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                 % OF        MARKET
 SHARES     COUNTRY                    EQUITY INVESTMENTS                     NET ASSETS      VALUE
------------------------------------------------------------------------------------------------------
                      DRUGS AND HOSPITAL SERVICES                                 70.5%
    2,200     US      Algos Pharmaceutical Corp. *                                         $    59,400
    6,200     US      Alza Corp. *                                                             268,150
    6,000     US      American Home Products Corp.                                             310,500
    4,000     US      Amgen Inc. *                                                             261,500
    3,500     US      Anesta Corp. *                                                            50,531
    1,900     US      Arrow International Inc.                                                  52,131
    2,200     US      Bausch & Lomb Inc.                                                       110,275
    1,800     US      Boston Scientific Corp. *                                                128,925
    1,200     US      Bristol Myers Squibb Co.                                                 137,925
   13,300     US      CIMA Labs Inc. *                                                          44,472
    2,500     US      Coulter Pharmaceuticals Inc. *                                            75,938
    4,300     US      DePuy Inc.                                                               121,475
      900     IR      Elan PLC (ADR) *                                                          57,881
    2,300     US      Eli Lilly & Co.                                                          151,944
    9,300     US      Gensia Sicor Inc. *                                                       37,200
    1,700     GB      Glaxo Wellcome PLC (ADR)                                                 101,681
    2,000     US      Inhale Therapeutic Systems *                                              49,500
    2,200     US      Johnson & Johnson                                                        162,250
    3,200     US      Monsanto Co.                                                             178,800
   14,700     US      NaPro BioTherapeutics Inc. *                                              18,375
    2,200     US      Novoste Corp. *                                                           48,538
    6,020     FI      Orion Yhtyma OY Series B                                                 185,434
    2,000     US      Penederm Inc. *                                                           40,000
    1,700     US      Perclose Inc. *                                                           48,025
    2,900     US      SangStat Medical Corp. *                                                  90,988
    1,400     US      Sepracor Inc. *                                                           58,100
    2,500     GB      Shire Pharmaceuticals Group PLC (ADR) *                                   53,438
    2,000     GB      Smithkline Beecham PLC (ADR)                                             121,000
    2,600     US      Sofamor/Danek Group Inc. *                                               225,063
    1,400     US      Triangle Pharmaceuticals Inc. *                                           20,825
    3,000     US      Warner Lambert Co.                                                       208,125
    3,750     GB      Zeneca Group PLC (ADR)                                                   164,531
                                                                                           -----------
                                                                                             3,642,920
                                                                                           -----------
                      HEALTH CARE SERVICES                                        27.3%
    6,000     US      American Dental Partners *                                                84,000
    2,000     US      AmeriSource Health Corp. *                                               131,375
    2,575     US      Bergen Brunswig Corp.                                                    119,416
    8,000     US      Centennial HealthCare Corp. *                                            145,000
    1,800     US      Columbia / HCA Healthcare Corp.                                           52,425
    3,000     US      Concentra Managed Care Inc. *                                             78,000
    1,800     US      Curative Health Services Inc. *                                           51,300
    5,600     US      Health Care & Retirement Corp. *                                         220,850
    2,500     US      ParExel International Corp. *                                             90,938
    3,500     US      PhyCor Inc. *                                                             57,969
    3,200     US      Professional Detailing Inc. *                                             79,600
    7,100     US      Promedco Management Co. *                                                 72,775

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Health Care Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                 % OF        MARKET
 SHARES     COUNTRY                    EQUITY INVESTMENTS                     NET ASSETS      VALUE
------------------------------------------------------------------------------------------------------
                      HEALTH CARE SERVICES (CONTINUED)
    2,200     US      Rural/Metro Corp. *                                                  $    28,600
    5,000     US      Tenet Healthcare Corp. *                                                 156,250
      700     US      Universal Health Services Inc. Class B *                                  40,863
                                                                                           -----------
                                                                                             1,409,361
                                                                                           -----------
                      ELECTRONICS/NEW TECHNOLOGY                                   1.2%
    1,000     US      Perkin Elmer Corp.                                                        62,185
                                                                                           -----------

TOTAL EQUITY INVESTMENTS (COST $4,666,149)                                        99.0%      5,114,466
                                                                                           -----------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                           1.0%
   25,972     US      SSgA Money Market Fund                                                    25,972
   25,988     US      SSgA U.S. Government Money Market Fund                                    25,988
                                                                                           -----------

TOTAL SHORT-TERM INVESTMENTS (COST $51,960)                                        1.0%         51,960
                                                                                           -----------

TOTAL INVESTMENTS (COST $4,718,109) **                                           100.0%      5,166,426
                      OTHER ASSETS LESS LIABILITIES                                0.0%            793
                                                                                           -----------
                      NET ASSETS                                                 100.0%    $ 5,167,219
                                                                                           -----------
                                                                                           -----------

--------------------------------
*    Non-income producing security.

Tax Information:

**   For Federal income tax purposes, cost is $4,735,883 and unrealized appreciation (depreciation) of equity securities is as follows:

Unrealized appreciation   $     738,512
Unrealized depreciation        (307,969)
                          -------------
Net unrealized
appreciation              $     430,543
                          -------------
                          -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 1998, categorized by country:

                                                             % OF NET ASSETS
                                                ------------------------------------------
                                      COUNTRY                  SHORT-TERM AND
COUNTRY                                CODE       EQUITIES         OTHER          TOTAL
------------------------------------------------------------------------------------------
Finland                                 FI             3.6%                           3.6%
Ireland                                 IR             1.1%                           1.1%
United Kingdom                          GB             8.5%                           8.5%
United States                           US            85.8%            1.0%          86.8%
                                                       ---              --      ----------
  Total                                               99.0%            1.0%         100.0%
                                                       ---              --      ----------
                                                       ---              --      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
Management's Performance Review

        Large-cap stocks continued to outperform small and mid-cap stocks in recent months. As further deterioration in Asian economies caused foreign equity investors to seek refuge in U.S. markets, those investors favored large companies with familiar names, good liquidity, and reliable earnings growth. Within the large-cap sector, companies with few or no Asian exposure tended to outperform -- along with companies enjoying lower costs for imports from Asia. By emphasizing stocks of drug companies and technology firms with these characteristics, we helped the Dresdner RCM Large Cap Growth Fund (the "Fund") earn exceptional returns and outperform its benchmark.

        For the six months ended June 30, 1998, the Fund earned a total return of 22.67%. That compares to a return of 17.71% for the Standard & Poor's 500 Index (the "Index") and an average return of 15.11% for growth funds tracked by Lipper Analytical Services.

EARNINGS GROWTH REMAINS KEY

        Pharmaceutical stocks benefited from the market's preference for earnings that could expand even if economic growth slows. Technology stocks also benefited from their long-term earnings potential. At the end of June, drug and other health care stocks represented about 28% of Fund assets, versus about 13% of stocks in the Index. Technology stocks accounted for about 21% of the Fund's portfolio, versus 15% of the Index.

        The Fund further benefited from an underweighting in basic materials stocks, which were hurt by ties with Asia and by the prospect of slower U.S. growth, as well as from an underweighting in energy stocks, which were hurt by falling oil prices. At the end of the period, the Fund had a 1% weighting in energy, versus 7% for the Index, and a 0% weighting in cyclicals and basic materials, versus 5% for the Index.

        Stock selection also made strong positive contributions to Fund returns. When the Asian crisis first surfaced in 1997, prices fell sharply for technology stocks as a whole. Realizing that some technology companies would either be unaffected or actually benefit from the crisis, we made substantial purchases of those shares. The prices for many of these stocks rebounded strongly in the first half of 1998 -- adding significantly to Fund returns.

        The Fund enjoyed strong returns from America Online, WorldCom, Cisco Systems, and especially from Dell Computer, whose price doubled during the first half. Other stocks making positive contributions included Pfizer, Nokia Corp., and Tyco International. Returns from these shares far outweighed disappointing performances from stocks such as Eli Lilly and Host Marriott.

        During the period, we also added to positions in retail stocks such as Nordstrom, which have benefited from strong consumer spending, lower import costs, and a focus on domestic sales. Within this sector, we emphasized stocks such as Home Depot, Lowes, and Dayton Hudson that could benefit as low interest rates spurred home sales and improvements.

TWO-TIERED MARKET SHOULD CONTINUE

        We believe large-cap shares could again perform well in coming months as money continues to flow into U.S. stocks from abroad and domestic retirement plans. Even though large-cap stocks remain very expensive versus shares of smaller firms, the market is likely to continue paying premium prices for good liquidity, familiar names, and strong earnings streams.

 Dresdner RCM Large Cap Growth Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND      S&P 500 STOCK INDEX
12/31/96     $10,000                 $10,000
1/31/97      $10,640                 $10,625
2/28/97      $10,570                 $10,708
3/31/97       $9,920                 $10,268
4/30/97      $10,490                 $10,881
5/31/97      $11,300                 $11,544
6/30/97      $11,880                 $12,061
7/31/97      $13,020                 $13,021
8/31/97      $12,210                 $12,292
9/30/97      $13,230                 $12,965
10/31/97     $12,930                 $12,532
11/30/97     $13,140                 $13,113
12/31/97     $13,199                 $13,338
1/31/98      $13,599                 $13,486
2/28/98      $14,647                 $14,458
3/31/98      $15,337                 $15,199
4/30/98      $15,737                 $15,352
5/31/98      $15,263                 $15,088
6/30/98      $16,190                 $15,701

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Large Cap Growth Fund since the Fund's inception versus the Standard & Poor's 500 Index.(a) The chart represents a cumulative return of 61.90%(b)(c) for the Fund. The average annual total return from the Fund's inception was 37.88%.(b)(c) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS(B)
JUNE 30, 1998

                     LIFE OF
    1 YEAR           FUND(C)
      36.28%           37.88%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(c)   The Fund commenced operations on December 31, 1996.

 Dresdner RCM Large Cap Growth Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                 % OF        MARKET
 SHARES     COUNTRY                    EQUITY INVESTMENTS                     NET ASSETS      VALUE
------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES SECTOR                                                      19.0%
                      BEVERAGE AND TOBACCO                                         5.8%
    1,600     US      Coca Cola Co.                                                        $   136,800
    2,300     US      Coca Cola Enterprises Inc.                                                90,275
    2,200     US      Pepsico Inc.                                                              90,612
    1,000     US      Philip Morris Co. Inc.                                                    39,375
                                                                                           -----------
                                                                                               357,062
                                                                                           -----------
                      GENERAL RETAIL                                               4.8%
      900     US      Dayton Hudson Corp.                                                       43,650
      800     US      Home Depot Inc.                                                           66,450
      900     US      Liz Claiborne Inc.                                                        47,025
    1,000     US      Lowe's Companies Inc.                                                     40,562
    1,000     US      Nordstrom Inc.                                                            38,625
    2,000     US      Office Depot Inc. *                                                       63,125
                                                                                           -----------
                                                                                               299,437
                                                                                           -----------
                      HOUSEHOLD/RELATED NON-DURABLES                               5.8%
    1,200     US      Colgate Palmolive Co.                                                    105,600
    2,000     US      Gillette Co.                                                             113,375
    1,200     US      Procter & Gamble Co.                                                     109,275
      600     US      Revlon Inc. Class A *                                                     30,825
                                                                                           -----------
                                                                                               359,075
                                                                                           -----------
                      LEISURE TIME PRODUCT/SERVICES                                2.6%
    5,300     US      Host Marriott Corp.                                                       94,406
    1,000     US      McDonalds Corp.                                                           69,000
                                                                                           -----------
                                                                                               163,406
                                                                                           -----------
CAPITAL GOODS SECTOR                                                               6.7%
                      ELECTRICAL EQUIPMENT                                         2.6%
    1,800     US      General Electric Co.                                                     163,800
                      INDUSTRIAL EQUIPMENT                                         4.1%
    4,000     US      Tyco International Ltd.                                                  252,000
ENERGY SECTOR                                                                      1.1%
                      ENERGY                                                       1.1%
      700     US      Burlington Resources Inc.                                                 30,144
      500     US      Camco International Inc.                                                  38,938
                                                                                           -----------
                                                                                                69,082
                                                                                           -----------
HEALTH CARE SECTOR                                                                28.5%
                      DRUGS & HOSPITAL SERVICES                                   25.4%
    1,600     US      Alza Corp.                                                                69,200

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                 % OF        MARKET
 SHARES     COUNTRY                    EQUITY INVESTMENTS                     NET ASSETS      VALUE
------------------------------------------------------------------------------------------------------
                      DRUGS & HOSPITAL SERVICES (CONTINUED)
    2,200     US      Amgen Inc. *                                                         $   143,825
      600     US      Bausch & Lomb Inc.                                                        30,075
      500     US      Boston Scientific Corp.                                                   35,813
      800     US      Centocor Inc.                                                             29,000
    3,500     US      Eli Lilly & Co.                                                          231,219
      900     US      Johnson & Johnson                                                         66,375
    1,500     US      Medtronic Inc.                                                            95,625
    2,100     US      Monsanto Co.                                                             117,338
    2,800     US      Pfizer Inc.                                                              304,325
    1,400     US      SangStat Medical Corp.                                                    43,925
    1,100     GB      Smithkline Beecham PLC (ADR)                                              66,550
      900     US      Sofamor/Danek Group Inc. *                                                77,906
    3,300     US      Warner Lambert Co.                                                       228,937
      700     GB      Zeneca Group PLC (ADR)                                                    30,713
                                                                                           -----------
                                                                                             1,570,826
                                                                                           -----------
                      HEALTH CARE SERVICES                                         3.1%
      600     US      Bergen Brunswig Corp.                                                     27,825
      500     US      Cardinal Health Inc.                                                      46,875
    2,400     US      HBO & Co.                                                                 84,600
    1,000     US      Tenet Healthcare Corp. *                                                  31,250
                                                                                           -----------
                                                                                               190,550
                                                                                           -----------
INTEREST-SENSITIVE SECTOR                                                         12.7%
                      BANKING                                                      3.2%
    1,200     US      Bank of New York Inc.                                                     72,825
    1,350     US      Southtrust Corp.                                                          58,725
    1,500     US      U.S. Bancorp                                                              64,594
                                                                                           -----------
                                                                                               196,144
                                                                                           -----------
                      GENERAL FINANCE                                              7.1%
    2,400     US      AMRESCO Inc.                                                              69,900
      500     US      Associates First Capital Corp. Class A                                    38,437
    2,400     US      Federal Home Loan Mortgage Corp.                                         112,950
      900     US      Household International Inc.                                              44,775
    2,000     US      Travelers Group Inc.                                                     121,250
    1,200     US      Washington Mutual Inc.                                                    52,125
                                                                                           -----------
                                                                                               439,437
                                                                                           -----------
                      INSURANCE                                                    2.4%
    1,000     US      American International Group Inc.                                        146,000
TECHNOLOGY SECTOR                                                                 21.1%
                      COMPUTERS AND OFFICE EQUIPMENT                               3.6%
    1,000     US      Dell Computer Corp.                                                       92,813
    1,600     US      E M C Corp.                                                               71,700

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                 % OF        MARKET
 SHARES     COUNTRY                    EQUITY INVESTMENTS                     NET ASSETS      VALUE
------------------------------------------------------------------------------------------------------
                      COMPUTERS AND OFFICE EQUIPMENT (CONTINUED)
      500     US      Hewlett Packard Co.                                                  $    29,937
      300     US      Xerox Corp.                                                               30,488
                                                                                           -----------
                                                                                               224,938
                                                                                           -----------
                      ELECTRONICS AND NEW TECHNOLOGY                               8.3%
      400     US      Altera Corp.                                                              11,825
    1,800     US      Cisco Systems Inc.                                                       165,712
    1,100     SE      Ericsson LM Telephone Co. (ADR)                                           31,488
    1,000     US      Intel Corp.                                                               74,125
    1,200     US      Lucent Technologies Inc.                                                  99,825
    1,100     CA      Newbridge Networks Corp. *                                                26,331
    1,400     FI      Nokia Corp. (ADR A)                                                      101,850
                                                                                           -----------
                                                                                               511,156
                                                                                           -----------
                      TECHNOLOGY SERVICES                                          9.2%
    1,700     US      America Online Inc.                                                      180,200
    2,700     US      Cendant Corp.                                                             56,363
    1,300     US      Computer Associates International Inc.                                    72,231
    1,800     US      Microsoft Corp. *                                                        195,075
    1,400     US      PeopleSoft Inc. *                                                         65,800
                                                                                           -----------
                                                                                               569,669
                                                                                           -----------
TELEMEDIA/SERVICES SECTOR                                                          8.9%
                      COMMUNICATION SERVICES                                       7.1%
      800     US      Intermedia Communications of Florida Inc.                                 33,550
    2,700     US      Nextel Communications Inc. *                                              67,162
      800     US      SBC Communications Inc.                                                   32,000
      500     US      Sprint Corp.                                                              35,250
    5,600     US      WorldCom Inc. *                                                          271,250
                                                                                           -----------
                                                                                               439,212
                                                                                           -----------
                      MEDIA                                                        1.8%
      900     US      CBS Corp.                                                                 28,575
    1,800     US      General Motors Corp. Class H                                              84,825
                                                                                           -----------
                                                                                               113,400
                                                                                           -----------

TOTAL EQUITY INVESTMENTS (COST $4,487,726)                                        98.0%      6,065,194
                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                 % OF        MARKET
 SHARES     COUNTRY                    EQUITY INVESTMENTS                     NET ASSETS      VALUE
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                           2.0%
   11,211     US      SSgA U.S. Government Money Market Fund                               $    11,211
  111,470     US      SSgA Money Market Fund                                                   111,470
                                                                                           -----------

TOTAL SHORT-TERM INVESTMENTS (COST $122,681)                                       2.0%        122,681
                                                                                           -----------

TOTAL INVESTMENTS (COST $4,610,407) **                                           100.0%      6,187,875

                      OTHER ASSETS AND LIABILITIES                                 0.0%           (497)
                                                                                           -----------
                      NET ASSETS                                                 100.0%    $ 6,187,378
                                                                                           -----------
                                                                                           -----------

--------------------------------
*    Non-income producing security.

Tax Information:

**   For Federal income tax purposes, cost is $4,611,632 and unrealized appreciation (depreciation) of equity securities is as follows:

Unrealized appreciation   $   1,666,458
Unrealized depreciation         (90,215)
                          -------------
Net unrealized
appreciation              $   1,576,243
                          -------------
                          -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 1998, categorized by country:

                                                                  % OF NET ASSETS
                                                    --------------------------------------------
                                          COUNTRY                     SHORT-TERM
COUNTRY                                    CODE       EQUITIES         AND OTHER        TOTAL
------------------------------------------------------------------------------------------------
Canada                                      CA              0.4%                            0.4%
Finland                                     FI              1.6%                            1.6%
Sweden                                      SE              0.5%                            0.5%
United Kingdom                              GB              1.6%                            1.6%
United States                               US             93.9%             2.0%          95.9%
                                                            ---               --      ----------
  Total                                                    98.0%             2.0%         100.0%
                                                            ---               --      ----------
                                                            ---               --      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
Management's Performance Review

        For most of the past two years, the stock market has largely ignored the biotechnology sector -- where earnings projections are often difficult to analyze. This was also the case in the first half of 1998, when fears that slower economic growth would trim corporate earnings led investors to favor stocks with reliable earnings streams. At the end of 1997, however, just before the reporting period began, biotechnology stocks enjoyed a brief rally. This left prices somewhat higher as we launched the Dresdner RCM Biotechnology Fund (the "Fund"). Because prices then weakened, initial returns for the Fund were disappointing.

        For the six months ended June 30, 1998, the Fund earned a total return of 0.40%. During the same time, biotechnology stocks in the Russell 2000 Index returned -1.56% and health care and biotechnology stock funds tracked by Lipper Analytical Services returned an average return of 9.72%.

MEDICAL STOCKS ENHANCE RETURNS

        We used several strategies to make the most of this market climate. Recognizing the vulnerability of biotechnology stocks to further weakness, we allocated 35% of the portfolio to stocks of pharmaceutical and medical-device firms that we believed to be reasonably priced. These groups outperformed, giving the Fund's strong returns from firms such as Boston Scientific, Sofamor/Danek Group, and MiniMed.

        In the biotech sector, we used two investment themes. The first involved firms with significant earnings potential from specific products. These included companies such as SangStat, which produces a generic version of a drug used to prevent rejection in organ transplants. The second theme favored companies with certain "platform technologies" that can support a range of products. These included companies such as Inhale, which creates nasally delivered forms of drugs that are normally injected.

        The Fund enjoyed strong performances from several holdings of larger biotech firms such as Amgen and Genentech. Although performances from smaller firms were generally disappointing, we believe these firms have the potential for strong growth in two to three years.

FOCUS ON QUALITY

        Returns for biotech shares could pick up in the fall of 1998, as medical conferences raise interest in new technologies. Over time, we believe the market should recognize the value in quality biotech firms and the stocks of such firms should outperform as they have in the past.

 Dresdner RCM Biotechnology Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND      NASDAQ BIOTECH INDEX    RUSSELL 2000 INDEX    AMEX BIOTECH INDEX
12/97        $10,000                  $10,175              $10,071                $10,042
1/98         $10,260                  $10,140               $9,912                 $9,734
2/98         $10,490                  $10,572              $10,644                 $9,936
3/98         $10,590                  $11,363              $11,083                $10,791
4/98         $10,470                  $11,107              $11,144                $10,830
5/98         $10,350                  $10,719              $10,543                 $9,971
6/98         $10,040                  $10,649              $10,565                 $9,079

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Biotechnology Fund since the Fund's inception versus the American Stock Exchange Biotechnology Index,(a) the NASDAQ Biotechnology Index,(b) and the Russell 2000 Index.(c) The chart represents a cumulative return of 0.40%(d)(e) for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

TOTAL RETURNS(D)
JUNE 30, 1998

                     LIFE OF
      YTD            FUND(E)
       0.40%            0.40%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The American Stock Exchange Biotechnology Index is an equal-dollar weighted index that attempts to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. This index was developed with a base level of 200 stocks as of October 18, 1991.

(b) The NASDAQ Biotechnology Index is a capitalization-weighted index that attempts to measure the performance of all NASDAQ stocks in the biotechnology sector. This index was developed with a base value of 200 stocks as of November 1, 1993.

(c) The Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.

(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(e)   The Fund began operations on December 30, 1997.

 Dresdner RCM Biotechnology Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                 % OF        MARKET
 SHARES     COUNTRY                    EQUITY INVESTMENTS                     NET ASSETS      VALUE
------------------------------------------------------------------------------------------------------
                      DRUGS AND HOSPITAL SUPPLIES                                 98.5%
    6,000     US      Algos Pharmaceutical Corp. *                                         $   162,000
    6,000     US      Alkermes Inc. *                                                          107,250
    3,000     US      Alza Corp. *                                                             129,750
    1,200     US      American Home Products Corp.                                              62,100
    2,500     US      Amgen Inc. *                                                             163,438
    7,500     US      Anesta Corp. *                                                           108,281
    2,000     US      Bausch & Lomb Inc.                                                       100,250
    6,000     US      Biosite Diagnostics Inc. *                                                66,000
    1,700     US      Boston Scientific Corp. *                                                121,763
    4,000     US      Cerus Corp. *                                                             56,000
    3,000     US      Chiron Corp. *                                                            47,063
    3,500     US      DePuy Inc.                                                                98,875
    2,000     US      Genentech Inc. *                                                         135,750
    4,500     US      Gilead Sciences Inc. *                                                   144,280
    1,500     US      Hyseq Inc. *                                                              16,218
    6,000     US      Icos Corp. *                                                             114,750
    6,000     US      Inhale Therapeutic Systems *                                             148,500
    1,400     US      Johnson & Johnson                                                        103,250
    5,000     US      Ligand Pharmaceuticals Inc. Class B *                                     64,375
    1,400     US      Minimed Inc. *                                                            73,325
    1,200     US      Monsanto Co.                                                              67,050
    6,000     US      NaPro BioTherapeutics Inc. *                                               7,500
    5,500     US      Novoste Corp. *                                                          121,344
    7,400     US      Penederm Inc. *                                                          148,000
    3,500     US      Perclose Inc. *                                                           98,875
    8,000     US      Progenics Pharmaceuticals Inc. *                                         119,000
    4,100     US      SangStat Medical Corp. *                                                 128,638
    3,000     GB      Shire Pharmaceuticals Group PLC (ADR) *                                   64,125
    4,000     US      SUGEN Inc. *                                                              65,000
    8,000     US      Triangle Pharmaceuticals Inc. *                                          119,000
    2,000     US      Vertex Pharmaceuticals Inc. *                                             45,000
                                                                                           -----------
                                                                                             3,006,750
                                                                                           -----------
                      ELECTRONICS/NEW TECHNOLOGY                                   1.8%
      900     US      Perkin Elmer Corp.                                                        55,969
                                                                                           -----------

TOTAL EQUITY INVESTMENTS (COST $3,090,168)                                       100.3%      3,062,719
                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                 % OF        MARKET
 SHARES     COUNTRY                    EQUITY INVESTMENTS                     NET ASSETS      VALUE
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                           3.1%
   16,057     US      SSgA U.S. Government Money Market Fund                               $    16,057
   77,990     US      SSgA Money Market Fund                                                    77,990
                                                                                           -----------

TOTAL SHORT-TERM INVESTMENTS (COST $94,047)                                        3.1%         94,047
                                                                                           -----------

TOTAL INVESTMENTS (COST $3,184,215) **                                           103.4%      3,156,766
                      OTHER ASSETS LESS LIABILITIES                               (3.4%)      (104,403)
                                                                                           -----------
                      NET ASSETS                                                 100.0%    $ 3,052,363
                                                                                           -----------
                                                                                           -----------

--------------------------------
*    Non-income producing security.

Tax Information:

**   At June 30, 1998, the aggregate cost of investments for book and Federal income tax purposes was approximately the same.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 1998, categorized by country:

                                                             % OF NET ASSETS
                                                -----------------------------------------
                                      COUNTRY                 SHORT-TERM AND
COUNTRY                                CODE       EQUITIES         OTHER         TOTAL
-----------------------------------------------------------------------------------------
United Kingdom                          GB             2.1%                          2.1%
United States                           US            98.2%          (0.3%)         97.9%
                                                    ------            ---      ----------
  Total                                              100.3%          (0.3%)        100.0%
                                                    ------            ---      ----------
                                                    ------            ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
Management's Performance Review

        The economic turmoil that surfaced in Asia's emerging markets during 1997 continued to deepen in the first half of 1998. Although stock prices in the region recovered briefly in February and March, as the International Monetary Fund helped keep countries solvent, the market soon saw there was little or no earnings growth to support the rally. This, plus economic problems in Russia, made the market increasingly nervous about the contagion effect on China, Venezula, and Brazil.

        Through careful stock selection and country weightings, we helped to minimize the effects of market declines on the Dresdner RCM Emerging Markets Fund (the "Fund"). For the six months ended June 30, 1998, the Fund earned a total return of -8.21%. That compares to a return of -18.86% for the Morgan Stanley Capital International Emerging Markets Index (the "Index") and an average return of -15.60% for emerging markets funds tracked by Lipper Analytical.

IN AND OUT OF ASIA

        As 1998 began, we bought stocks in Malaysia, Korea, and the Philippines that we thought represented good value. Given our emphasis on fundamental research and established target prices, we reduced positions in the region as stock prices rallied in the first quarter. By the end of the reporting period, stocks in Asia represented about 4% of Fund assets, compared to 11% when the period started. This left the Fund significantly underweighted in Asia versus the Index, which had a 28% representation in Asia when the period closed.

        During the period, we maintained overweighted positions in Poland and Hungary, whose fortunes are tied to the strongly performing markets of Western Europe, and kept an overweighted position in Mexico. We were underweighted in the poorly performing markets of Russia, Thailand, Pakistan, and Indonesia.

        The Fund further benefited from good stock selection, as well as a strong cash position that developed as we sold positions in Asia. During the period, the Fund's cash reserves rose from less than 10% to 35%. We remained well-positioned in emerging Europe, as we focused on companies that benefit from increased trade with western Europe. In Mexico, we emphasize firms that can benefit from strong consumer demand. Whereas a large part of the Index represents financial, real estate, and "cyclical" firms tied to economic growth, we've underweighted cyclical, commodity, and financial industries. In the current investment climate, we will continue looking for companies with visible earnings growth that can gain market share even in difficult times.

 Dresdner RCM Emerging Markets Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND      MSCI EMERGING FREE     IFC EMERGING MARKETS
12/97         $9,990                $10,024                 $10,015
1/98          $9,720                 $9,238                  $9,358
2/98         $10,530                $10,203                 $10,314
3/98         $10,950                $10,645                 $10,718
4/98         $11,120                $10,529                 $10,747
5/98          $9,920                 $9,087                  $9,406
6/98          $9,170                 $8,134                  $8,444

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Emerging Markets Fund since the Fund's inception versus the MSCI Emerging Markets Free Index(a) and the IFC Index of Investable Emerging Markets.(b) The chart represents a cumulative return of -8.30%(c)(d) for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

TOTAL RETURNS(C)
JUNE 30, 1998

                     LIFE OF
      YTD            FUND(D)
      -8.21%           -8.30%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The MSCI Emerging Markets Free Index is a market capitalization-weighted index composed of 981 companies in 26 emerging market countries. The average market capitalization size of the listed companies is US$800 million.
(b) The IFC Index of Investable Emerging Markets represents the IFC Investable regional total return composite. The term "investable" indicates that the stocks and the weights in the IFCI index represent the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  The Fund began operations on December 30, 1997.

 Dresdner RCM Emerging Markets Fund
Investment in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                 % OF        MARKET
 SHARES     COUNTRY                    EQUITY INVESTMENTS                     NET ASSETS      VALUE
------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES SECTOR                                                      12.5%
                      BEVERAGE/TOBACCO                                             8.0%
    3,700     MX      Coca Cola FEMSA S.A. de C.V. (ADR)                                   $    64,288
    3,000     CL      Compania Cervecerias Unidas S.A. (ADR)                                    63,375
    1,320     MX      Fomento Economico Mexicano UBD                                            41,351
      900     MX      Panamerican Beverages Inc.                                                28,294
    1,100     SA      South African Breweries Inc.                                              22,784
                                                                                           -----------
                                                                                               220,092
                                                                                           -----------
                      FOOD/FOOD PROCESSING                                         2.0%
   27,000     MX      Grupo Industrial Bimbo Ser A                                              54,685
                      HOUSEHOLD/RELATED NON-DURABLES                               0.9%
    7,000     MX      Kimberly-Clark de Mexico-A                                                24,733
                      RETAIL TRADE                                                 1.6%
    2,000     IS      Tefron Ltd. *                                                             44,000

CYCLICALS/CAPITAL GOODS SECTOR                                                     9.4%
                      BUILDING/CONSTRUCTION                                        1.6%
    6,900     MX      Consorcio ARA S.A. *                                                      21,922
      600     HU      Zalakeramia Rt.                                                           21,309
                                                                                           -----------
                                                                                                43,231
                                                                                           -----------
                      CHEMICALS/TEXTILES                                           1.0%
      850     CL      Sociedad Quimica y Minera de Chile S.A. (ADR)                             28,475
                      ELECTRICAL EQUIPMENT                                         2.7%
    6,000     PO      Elektrim S.A.                                                             73,129
                      INDUSTRIAL EQUIPMENT                                         1.1%
    1,300     HU      Mezogazdasagi Gepgyarto RT *                                              30,899
                      RAW/BASIC MATERIALS                                          3.0%
    2,200     BR      Aracruz Celulose S.A. (ADR)                                               25,163
    2,900     BR      Companhia Vale do Rio Doce Pfd.                                           57,669
                                                                                           -----------
                                                                                                82,832
                                                                                           -----------

ENERGY                                                                             1.9%
                      ENERGY                                                       1.9%
  284,000     BR      Petroleo Brasiliers S.A. (Petrobras)                                      52,793

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
Investment in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                 % OF        MARKET
 SHARES     COUNTRY                    EQUITY INVESTMENTS                     NET ASSETS      VALUE
------------------------------------------------------------------------------------------------------
HEALTH CARE SECTOR                                                                 1.9%
                      DRUGS & HOSPITAL SUPPLIES                                    1.9%
    3,300     CR      Pliva D.D. (GDR)                                                     $    53,625
INTEREST SENSITIVE SECTOR                                                         18.3%
                      BANKING                                                      8.6%
    2,792     PT      Banco Comercial Portugues S.A.                                            79,276
      950     PO      Bank Przemyslowo-Handlowy S.A.                                            68,110
      160     GR      Ergo Bank S.A.                                                            13,674
    7,000     KR      Kookmin Bank                                                              26,001
    2,550     CR      Zagrebacka Banka (GDR)                                                    50,936
                                                                                           -----------
                                                                                               237,997
                                                                                           -----------
                      GENERAL FINANCE                                              2.2%
    1,850     PT      BPI - SGPS S.A.                                                           59,700
                      INSURANCE                                                    3.9%
    2,151     SA      Liberty Life Assn. of Africa Ltd. (South Africa)                          42,217
    2,500     PT      Mundial Confianca                                                         66,452
                                                                                           -----------
                                                                                               108,669
                                                                                           -----------
                      UTILITIES                                                    3.6%
    2,175     PT      Electricidade De Portugal SP (ADR)                                       100,186

TECHNOLOGY SECTOR                                                                  4.1%
                      COMPUTERS/OFFICE EQUIPMENT                                   1.0%
    1,500     PL      Computerland Poland S.A.                                                  26,886
                      ELECTRONICS/NEW TECHNOLOGY                                   3.1%
      950     TW      ASE Test Ltd. *                                                           29,450
       83     KR      Samsung Electronics Co.                                                    2,569
    6,844     TW      Siliconware Precision Industries (GDR)                                    54,752
                                                                                           -----------
                                                                                                86,771
                                                                                           -----------
TELEMEDIA/SERVICES SECTOR                                                         14.9%
                      COMMUNICATIONS SERVICES                                     12.4%
      700     IS      NICE Systems Ltd. (ADR) *                                                 26,250
      450     PT      Portugal Telecom                                                          23,850
      535     BR      Telebras (ADR)                                                            58,415
    2,000     AR      Telecom Argentina S.A. (ADR)                                              59,625
  440,000     BR      Telecomunicacoes de Sao Paulo (Telesp) Pfd.                              103,476
    1,400     MX      Telefonos De Mexico (ADR L)                                               67,288
                                                                                           -----------
                                                                                               338,904
                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
Investment in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                                 % OF        MARKET
 SHARES     COUNTRY                    EQUITY INVESTMENTS                     NET ASSETS      VALUE
------------------------------------------------------------------------------------------------------
                      MEDIA                                                        2.5%
    1,840     MX      Grupo Televisa (ADR)                                                 $    69,230
                                                                                           -----------

TOTAL EQUITY INVESTMENTS (COST $1,918,024)                                        63.0%      1,736,837
                                                                                           -----------
FIXED INCOME INVESTMENTS
                      U.S. GOVERNMENT SECURITIES                                  22.9%
  630,000     US      United States Treasury Notes 5.50% maturing 5/31/00                      629,803
                                                                                           -----------

TOTAL FIXED INCOME INVESTMENTS (COST $629,803)                                    22.9%        629,803
                                                                                           -----------

TOTAL INVESTMENTS (COST $2,547,828) **                                                       2,366,640

                      OTHER ASSETS LESS LIABILITIES                               14.1%        390,156
                                                                                           -----------
                      NET ASSETS                                                 100.0%    $ 2,756,796
                                                                                           -----------
                                                                                           -----------

--------------------------------
*    Non-income producing security.

Tax information:

**   At June 30, 1998, the aggregate cost of investments for book and Federal income tax purposes was approximately the same.

The Fund's investments in securities at June 30, 1998, categorized by country:

                                                                 % OF NET ASSETS
                                                    ------------------------------------------
                                          COUNTRY                    SHORT-TERM
COUNTRY                                    CODE       EQUITIES        AND OTHER       TOTAL
----------------------------------------------------------------------------------------------
Argentina                                   AR             2.2%                           2.2%
Brazil                                      BR            10.8%            0.4%          11.2%
Chile                                       CL             3.3%                           3.3%
Croatia                                     CR             3.8%                           3.8%
Greece                                      GR             0.5%                           0.5%
Hong Kong                                   HK             0.0%            0.1%           0.1%
Hungary                                     HU             1.9%                           1.9%
Israel                                      IS             2.6%                           2.6%
Korea                                       KR             1.0%                           1.0%
Mexico                                      MX            13.6%            0.1%          13.6%
Polond                                      PO             6.1%            0.1%           6.2%
Portugal                                    PT            11.9%            0.1%          12.0%
South Africa                                SA             2.4%                           2.4%
Taiwan                                      TW             3.1%                           3.1%
United States                               US             0.0%           36.2%          36.2%
                                                           ---             ---      ----------
  Total                                                   63.0%           37.0%         100.0%
                                                           ---             ---      ----------
                                                           ---             ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund A
Management's Performance Review

        In the first half of 1998, global equity prices became increasingly sensitive to the economic problems of Asia. Prices advanced strongly in the first quarter, as the International Monetary Fund stepped in and Asian economies seemed to stabilize. Asian stocks gave up most of these gains in the second quarter, however, as a recession in Japan exacerbated economic troubles in the region. With concern that reduced trade with Asia would slow growth in other parts of the world, stocks in the U.S. and Europe largely treaded water in the second quarter of 1998.

        By overweighting investments in Europe, and underweighting positions in Japan and Southeast Asia, we helped the Dresdner RCM International Growth Equity Fund A (the "Fund") perform well against its market benchmarks. The Fund also benefited from strong stock selection in many countries.

        For the six months ended June 30, 1998, the Fund earned a total return of 15.18%. That compares to a return of 16.08% for the Morgan Stanley Europe, Australia, Far East (EAFE) Index and 11.98% for the Morgan Stanley All Country World Free Ex-US Index, the Fund's secondary benchmark. Over the same period, international stock funds tracked by Lipper Analytical Services returned an average of 15.50%.

FURTHER CUTS IN JAPAN, EASTERN EUROPE

        When the reporting period began, Japanese stocks represented about 13% of Fund assets, versus 25% of the EAFE Index. With continued sales of Japanese shares and lagging returns in that sector, Japanese stocks represented 7% of Fund holdings at the end of the period, versus 21% of the Index.

        The Fund's performance also benefited from strong stock selection in Europe -- particularly in the Netherlands, France, and Portugal. Among the best performers were stocks in the technology sector. Stock selection also proved positive in Canada and Brazil. Individual stock performances were less helpful in Japan, especially among shares of financial firms.

        We further enhanced returns by continuing to minimize investments in Southeast Asia and by keeping a low exposure in Eastern Europe, which proved beneficial as the Russian economy weakened. By the end of the period, the Fund's primary exposure to emerging markets was in Latin America.

        During the period, we increased positions in Europe -- adding stocks of consumer non-durable firms and insurance companies. We also reallocated the Fund's weighting in Canada, with purchases in the retail sector. In Japan, we traded financial stocks for shares of companies exporting goods to other countries that benefit from a weaker yen.

OUTLOOK

        We remain positive on European and U.S. financial markets based on the continuation of neutral central bank policies and higher liquidity in most developed markets. While we remain concerned over the impact of the slowdown in Asia, we do believe that investors have begun to incorporate some of the effect into earnings expectations. Liquidity conditions in the U.S. and Europe continue to be ample enough to provide an underpinning to equities at current valuation levels.

        We believe that European stocks with a domestic focus should perform well in the third quarter of 1998. With strong consumer-led recoveries, the economies of Europe should experience enough growth to offset any downturn in exports to Asia. Meanwhile, earnings in the region should remain strong, with many upward revisions.

 Dresdner RCM International Growth Equity Fund A
Performance Summary

        PERFORMANCE FROM COMMENCEMENT OF OPERATIONS       PERFORMANCE FROM FIRST
PUBLIC OFFERING

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND       EAFE       ACWI
12/28/94     $50,000    $50,000    $50,000
             $47,772    $48,090    $48,146
             $47,881    $47,965    $47,881
3/31/95      $50,264    $50,972    $50,586
             $52,453    $52,904    $52,559
             $52,815    $52,285    $52,328
6/30/95      $54,230    $51,381    $51,605
             $57,845    $54,590    $54,537
             $57,095    $52,520    $52,644
9/30/95      $58,320    $53,560    $53,544
             $57,440    $52,140    $52,115
             $57,605    $53,605    $53,340
12/31/95     $58,995    $55,770    $55,446
             $60,630    $56,010    $56,206
             $61,355    $56,215    $56,206
3/31/96      $63,240    $57,420    $57,251
             $65,480    $59,105    $58,986
             $66,315    $58,030    $58,101
6/30/96      $66,766    $58,370    $58,398
             $64,611    $56,677    $56,459
             $65,541    $56,813    $56,792
9/30/96      $67,021    $58,336    $58,200
             $66,510    $57,753    $57,618
             $69,318    $60,063    $59,843
12/31/96     $70,391    $59,306    $59,148
             $71,775    $57,242    $58,060
             $72,383    $58,192    $59,123
3/31/97      $72,051    $58,419    $58,998
             $73,269    $58,740    $59,494
             $78,028    $62,576    $63,171
6/30/97      $82,510    $66,043    $66,658
             $87,546    $67,126    $68,004
             $81,459    $62,125    $62,653
9/30/97      $88,100    $65,617    $66,042
             $82,289    $60,591    $60,422
             $82,068    $59,985    $59,667
12/31/97     $83,015    $60,524    $60,353
             $85,316    $63,308    $62,158
             $89,619    $67,385    $55,303
3/31/98      $93,012    $69,474    $68,598
             $94,769    $70,037    $69,091
             $95,314    $69,715    $67,841
6/30/98      $95,615    $70,285    $67,583
                Fund       EAFE       ACWI
5/22/95      $50,000    $50,000    $50,000
             $52,900    $49,800    $52,775
             $51,160    $49,920    $51,110
6/30/95      $52,535    $49,054    $50,405
             $56,035    $52,122    $53,268
             $55,310    $50,146    $51,419
9/30/95      $56,495    $51,138    $52,299
             $55,645    $49,777    $50,902
             $55,805    $51,175    $52,098
12/31/95     $57,150    $53,250    $54,156
             $58,735    $53,481    $54,898
             $59,435    $53,675    $54,898
3/31/96      $61,270    $54,829    $55,919
             $63,430    $56,436    $57,614
             $64,240    $55,411    $56,749
6/30/96      $64,677    $55,737    $57,039
             $62,105    $54,120    $55,145
             $63,490    $54,250    $55,471
9/30/96      $64,924    $55,704    $56,846
             $64,429    $55,147    $56,278
             $67,149    $57,353    $58,450
12/31/96     $68,189    $59,303    $57,772
             $69,529    $57,239    $56,709
             $70,119    $58,189    $57,747
3/31/97      $69,797    $58,416    $57,626
             $70,976    $58,738    $58,110
             $75,587    $62,573    $61,701
6/30/97      $79,929    $66,040    $65,107
             $84,807    $67,123    $66,422
             $78,910    $62,122    $61,195
9/30/97      $85,343    $65,613    $64,505
             $79,714    $60,587    $59,016
             $79,500    $59,982    $58,278
12/31/97     $80,415    $60,521    $58,948
             $82,647    $63,305    $60,711
             $86,814    $67,382    $64,760
3/31/98      $90,102    $69,471    $67,001
             $91,804    $70,033    $67,483
             $92,332    $69,711    $66,262
6/30/98      $92,625    $70,255    $66,010

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The charts above show the performance of the Dresdner RCM International Growth Equity Fund A versus the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI-EAFE)(a) and the Morgan Stanley Capital International All Country World Free Ex-US Index (MSCI-ACWI).(b) The charts represent cumulative returns of 91.23%(c) and 85.25%(c) for the Fund from December 28, 1994 to June 30, 1998(d) and from May 22, 1995 to June 30, 1998,(e)
respectively. The charts assume a hypothetical $50,000 initial investment in the Fund and reflect all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS(C)
JUNE 30, 1998

                        LIFE OF FUND
                      ANNUALIZED SINCE
    1 YEAR        12/28/94(D)    5/22/95(E)
      15.89%          20.30%         21.95%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The MSCI-EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

(b) The MSCI-ACWI Index is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries excluding the United States. Stock selection excludes securities which are not purchasable by foreigners. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(d)  The Fund commenced operations on December 28, 1994.

(e)   The Fund's shares were first offered to the public on May 22, 1995.

 Dresdner RCM International Growth Equity Fund A
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                               % OF         MARKET
 SHARES     COUNTRY                   EQUITY INVESTMENTS                    NET ASSETS       VALUE
------------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR                                                         4.4%
                      AUTOMOTIVE RELATED                                         2.2%
    1,450     DE      Volkswagen AG                                                      $   1,400,168
   46,000     SE      Volvo AB                                                               1,369,915
                                                                                         -------------
                                                                                             2,770,083
                                                                                         -------------
                      CONSUMER DURABLES                                          2.2%
   90,000     SE      Electrolux AB                                                          1,546,092
   15,300     JP      Sony Corp.                                                             1,317,397
                                                                                         -------------
                                                                                             2,863,489
                                                                                         -------------
CONSUMER NON-DURABLES SECTOR                                                    15.3%
                      BEVERAGE/TOBACCO                                           1.8%
   51,000     MX      Coca Cola FEMSA S.A. de C.V. (ADR)                                       886,125
    5,600     CL      Compania Cervecerias Unidas S.A. (ADR)                                   118,300
   38,600     MX      Fomento Economico Mexicano UBD                                         1,219,937
                                                                                         -------------
                                                                                             2,224,362
                                                                                         -------------
                      FOOD/FOOD PROCESSING                                       2.3%
       20     JP      Hokuto Corp.                                                                 562
      580     CH      Nestle S.A.                                                            1,241,209
   34,000     NL      Koninklijke Numico N.V.                                                1,064,682
   19,000     NL      Nutreco Holding N.V.                                                     665,021
                                                                                         -------------
                                                                                             2,971,474
                                                                                         -------------
                      HOUSEHOLD/RELATED NONDURABLES                              1.7%
   25,500     NL      Benckiser N.V. *                                                       1,568,192
  162,500     MX      Kimberly Clark de Mexico S.A. de C.V.                                    574,155
                                                                                         -------------
                                                                                             2,142,347
                                                                                         -------------
                      LEISURE TIME PRODUCTS/SERVICES                             3.2%
    8,000     FR      Accor S.A.                                                             2,238,825
   13,400     JP      Nintendo Co. Ltd.                                                      1,240,696
   13,000     ES      Sol Melia S.A.                                                           619,897
                                                                                         -------------
                                                                                             4,099,418
                                                                                         -------------
                      RETAIL TRADE                                               6.3%
   11,300     DE      Adidas AG                                                              1,968,855
   37,380     NL      Koninklijke Ahold N.V.                                                 1,199,925
   38,000     ES      Centros Comerciales Continente S.A.                                      868,770
   58,000     CA      Hudsons Bay Co.                                                        1,329,170
   69,000     GB      Kingfisher PLC                                                         1,110,970
   28,300     CA      Loblaw Cos. Ltd.                                                         671,637
    1,500     FR      Promodes S.A.                                                            831,124
                                                                                         -------------
                                                                                             7,980,451
                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund A
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                               % OF         MARKET
 SHARES     COUNTRY                   EQUITY INVESTMENTS                    NET ASSETS       VALUE
------------------------------------------------------------------------------------------------------
CYCLICAL/CAPITAL GOODS SECTOR                                                    5.1%
                      BUILDING/CONSTRUCTION                                      1.4%
   23,030     NL      Hunter Douglas N.V.                                                $   1,251,002
  267,100     GB      Wimpey (George) PLC                                                      514,733
                                                                                         -------------
                                                                                             1,765,735
                                                                                         -------------
                      ELECTRICAL EQUIPMENT                                       1.4%
   22,000     NL      Philips Electronics N.V.                                               1,849,356
                      INDUSTRIAL EQUIPMENT                                       1.7%
   14,000     DE      Mannesmann AG                                                          1,438,754
   19,000     NO      Tomra Systems A/S                                                        569,490
    4,400     DE      Winkler & Dunnebier AG *                                                 197,448
                                                                                         -------------
                                                                                             2,205,692
                                                                                         -------------
                      TRANSPORTATION SERVICES                                    0.6%
   29,000     GB      Railtrack Group PLC                                                      710,797
ENERGY SECTOR                                                                    2.7%
                      ENERGY                                                     2.7%
  117,000     GB      British-Borneo Petroleum Syndicate PLC                                   584,667
   95,100     IT      ENI SpA                                                                  623,282
   26,000     NO      Petroleum Geo-Services A/S *                                             809,796
  203,000     GB      Shell Transportation & Trading Co. PLC                                 1,429,337
                                                                                         -------------
                                                                                             3,447,082
                                                                                         -------------
HEALTH CARE SECTOR                                                              14.2%
                      DRUGS AND HOSPITAL SUPPLIES                               14.2%
    5,200     HU      Gedeon Richter Ltd. (GDR 144A) (a) *                                     410,800
   83,487     GB      Glaxo Wellcome PLC                                                     2,505,971
   26,000     GB      Glaxo Wellcome PLC (ADR)                                               1,555,125
    1,590     CH      Novartis AG                                                            2,645,786
   23,000     FI      Orion Yhtyma OY Series B                                                 708,468
   30,000     FR      Rhone-Poulenc S.A. Class A                                             1,692,020
      205     CH      Roche Holdings Ltd.                                                    2,013,087
   55,000     GB      Smithkline Beecham PLC                                                   671,279
   36,000     GB      Smithkline Beecham PLC (ADR)                                           2,178,000
   12,300     FR      Synthelabo                                                             2,075,081
   32,200     GB      Zeneca Group PLC                                                       1,381,824
    4,800     GB      Zeneca Group PLC (ADR)                                                   210,600
                                                                                         -------------
                                                                                            18,048,041
                                                                                         -------------
                      HEALTH CARE SERVICES                                       0.0%
      800     JP      Nichii Gakken Co.                                                         26,573

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund A
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                               % OF         MARKET
 SHARES     COUNTRY                   EQUITY INVESTMENTS                    NET ASSETS       VALUE
------------------------------------------------------------------------------------------------------
INTEREST SENSITIVE SECTOR                                                       26.3%
                      BANKING                                                   16.9%
   31,000     ES      Banco Bilbao Viscaya S.A.                                          $   1,593,638
   22,500     ES      Banco Central Hispanoamericano S.A.                                      708,407
   85,041     PT      Banco Comercial Portugues S.A.                                         2,414,681
   66,001     IE      Bank of Ireland                                                        1,352,300
   46,300     CA      Bank of Nova Scotia, Halifax                                           1,146,054
  175,000     GB      Bank of Scotland                                                       1,959,235
   57,000     GB      Barclays PLC                                                           1,643,405
   18,000     DE      Bayerische Vereinsbank AG                                              1,525,733
    7,300     FR      Credit Commercial de France S.A.                                         614,569
  503,000     IT      Credito Italiano SpA                                                   2,633,071
   25,000     DE      Deutsche Bank AG                                                       2,113,534
      298     GB      HSBC Holdings PLC                                                          7,288
  141,400     SE      Nordbanken Holding AB                                                  1,037,236
    7,450     CH      UBS AG                                                                 2,770,152
                                                                                         -------------
                                                                                            21,519,303
                                                                                         -------------
                      GENERAL FINANCE                                            2.5%
   69,800     AY      AMP Ltd. *                                                               816,923
   15,000     DE      Deutsche Pfandbrief und Hypothekenbank AG                              1,199,977
   23,000     CA      Newcourt Credit Group Inc.                                             1,130,026
                                                                                         -------------
                                                                                             3,146,926
                                                                                         -------------
                      INSURANCE                                                  6.4%
   20,400     FR      AXA-UAP S.A.                                                           2,294,399
    7,400     DE      Allianz AG Holding                                                     2,465,937
      217     DE      Allianz AG Holding                                                        71,711
  525,000     IT      INA - Instituto Nazionala delle Assianzioni                            1,491,519
    3,600     DE      Munchener Ruckversicherungs-Gesellschaft                               1,787,002
                                                                                         -------------
                                                                                             8,110,568
                                                                                         -------------
                      UTILITIES                                                  0.5%
   14,000     PT      Electricidade De Portugal SP (ADR)                                       644,875
TECHNOLOGY SECTOR                                                               17.1%
                      COMPUTERS/OFFICE EQUIPMENT                                 0.5%
      700     JP      Canon Sales Co. Inc.                                                       9,513
   60,000     HP      RICOH Co. Ltd.                                                           631,624
                                                                                         -------------
                                                                                               641,137
                                                                                         -------------
                      ELECTRONICS/NEW TECHNOLOGY                                 6.1%
   23,000     TW      ASE Test Ltd. *                                                          713,000
    8,800     JP      Advantest Corp.                                                          473,019
   93,000     JP      NEC Corp.                                                                866,441

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund A
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                               % OF         MARKET
 SHARES     COUNTRY                   EQUITY INVESTMENTS                    NET ASSETS       VALUE
------------------------------------------------------------------------------------------------------
                      ELECTRONICS/NEW TECHNOLOGY (CONTINUED)
   21,600     FI      Nokia Corp. Series A                                               $   1,588,558
    9,000     FI      Nokia Corp. (ADR A)                                                      654,750
   17,700     CA      Northern Telecom Ltd.                                                  1,004,475
   15,000     JP      Rohm Co. Ltd.                                                          1,540,152
   26,000     JP      Shinko Electric Industries                                               946,068
                                                                                         -------------
                                                                                             7,786,463
                                                                                         -------------
                      TECHNOLOGY SERVICES                                       10.5%
   12,000     NL      ASM Lithography Holdings N.V. *                                          355,123
    8,000     FR      Atos S.A. *                                                            1,918,615
   11,000     FR      Cap Gemini                                                             1,728,407
   12,100     IE      CBT Group PLC (ADR) *                                                    647,350
   54,212     NL      Getronics N.V.                                                         2,811,574
       24     JP      NTT Data Corp.                                                           866,376
    4,900     DE      SAP AG                                                                 2,972,520
  176,000     GB      SEMA Group PLC                                                         2,070,274
                                                                                         -------------
                                                                                            13,370,239
                                                                                         -------------
TELEMEDIA/SERVICES SECTOR                                                       12.7%
                      BUSINESS SERVICES                                          4.3%
    5,900     CH      Adecco S.A.                                                            2,660,580
   29,500     CH      Adecco S.A. Rights Exp. 7/1/1998 *                                           295
   71,723     GB      Granada Group PLC                                                      1,318,761
   24,000     NL      Randstad Holding N.V.                                                  1,445,270
                                                                                         -------------
                                                                                             5,424,906
                                                                                         -------------
                      COMMUNICATIONS SERVICES                                    6.4%
   13,571     FR      Alcatel Alsthom Compagnie Generale d'Electricitie                      2,763,120
   42,000     JP      Matsushita Communications Industrial Co.                               1,107,612
   65,050     JP      Nippon Denwa Shisetsu                                                    217,950
3,777,000     BR      Telecomunicacoes de Sao Paulo (Telesp) Pfd.                              888,239
   19,000     ES      Telefonica de Espana                                                     879,940
  227,000     IT      Telecom Italia SpA                                                     1,671,005
   48,000     GB      Vodafone Group PLC                                                       609,069
                                                                                         -------------
                                                                                             8,136,935
                                                                                         -------------
                      MEDIA                                                      2.0%
  194,000     IT      Mediaset SpA *                                                         1,238,176
  198,000     GB      WPP Group                                                              1,297,500
                                                                                         -------------
                                                                                             2,535,676
                                                                                         -------------

TOTAL EQUITY INVESTMENTS (COST $99,630,724)                                     97.8%      124,421,928
                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund A
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

                                                                               % OF         MARKET
 SHARES     COUNTRY                   EQUITY INVESTMENTS                    NET ASSETS       VALUE
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                         1.5%
  963,605             SSgA U.S. Government Money Market Fund                             $     963,605
  963,739             SSgA Money Market Fund                                                   963,739
                                                                                         -------------
                                                                                             1,927,344
                                                                                         -------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,927,344)                                   1.5%        1,927,344
                                                                                         -------------

TOTAL INVESTMENTS (COST $101,558,068) **                                        99.3%      126,349,272

                      OTHER ASSETS LESS LIABILITIES                              0.7%          865,989
                                                                                         -------------
                      NET ASSETS                                               100.0%    $ 127,215,261
                                                                                         -------------
                                                                                         -------------

--------------------------------
*    Non-income producing security.

(a) Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

Tax Information:

**   For Federal income tax purposes, cost is $102,284,759 and appreciation
    (depreciation) of equity securities is as follows:

Unrealized appreciation   $  27,429,863
Unrealized depreciation      (3,365,350)
                          -------------
Net unrealized
appreciation              $  24,064,513
                          -------------
                          -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund A
Investments in Securities and Net Assets
 June 30, 1998
 (Unaudited)

The Fund's investments in securities at June 30, 1998, categorized by country:

                                                                  % OF NET ASSETS
                                                    --------------------------------------------
                                          COUNTRY                     SHORT-TERM
COUNTRY                                    CODE       EQUITIES         AND OTHER        TOTAL
------------------------------------------------------------------------------------------------
Australia                                   AU             0.6%                             0.6%
Brazil                                      BR             0.7%                             0.7%
Canada                                      CA             4.2%                             4.2%
Chile                                       CL             0.1%                             0.1%
Finland                                     FI             2.3%                             2.3%
France                                      FR            12.7%             0.3%           13.0%
Germany                                     DE            13.5%                            13.5%
Hungary                                     HU             0.3%                             0.3%
Ireland                                     IE             1.6%                             1.6%
Italy                                       IT             6.0%                             6.0%
Japan                                       JP             7.2%             0.1%            7.3%
Mexico                                      MX             2.1%                             2.1%
Netherlands                                 NL             9.6%                             9.6%
Norway                                      NO             1.1%                             1.1%
Portugal                                    PT             2.4%                             2.4%
Spain                                       ES             3.7%                             3.7%
Sweden                                      SE             3.1%                             3.1%
Switzerland                                 CH             8.9%                             8.9%
Taiwan                                      TW             0.6%                             0.6%
United Kingdom                              GB            17.1%             0.2%           17.3%
United States                               US             0.0%             1.6%            1.6%
                                                           ---               --       ----------
  Total                                                   97.8%             2.2%          100.0%
                                                           ---               --       ----------
                                                           ---               --       ----------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                 JUNE 30, 1998

                                                             DELIVERY     CONTRACT     UNREALIZED
                                               FACE VALUE      DATE         PRICE     APPRECIATION
                                               -----------  -----------  -----------  -------------
Sale:
  Japanese Yen                                 823,722,900     10/5/98     130.1300     $ 288,281
                                               781,140,000     10/5/98     130.1900     $ 270,612
Buy:
  Japanese Yen                                 151,570,440     10/5/98     133.6600     $ (22,284)
                                               302,943,060     10/5/98     141.4300     $  79,981
                                               94,074,750      10/5/98     135.7500     $  (2,995)
                                                                                      -------------
  Total open forward foreign currency
   contracts (Note 1)                                                                   $ 613,595
                                                                                      -------------
                                                                                      -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
Statements of Assets and Liabilities
 June 30, 1998
 (Unaudited)

                                                                             DRESDNER RCM
                                     --------------------------------------------------------------------------------------------
                                        GLOBAL       GLOBAL       GLOBAL      LARGE CAP      BIO-       EMERGING
                                      TECHNOLOGY      SMALL     HEALTH CARE    GROWTH     TECHNOLOGY     MARKETS    INTERNATIONAL
                                         FUND       CAP FUND       FUND         FUND         FUND         FUND          FUND
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
ASSETS:
  Investments at cost                $  5,768,825  $ 4,868,598   $4,666,149  $ 4,487,726   $3,090,168  $ 2,547,828  $ 101,558,068
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
  Foreign currency at cost           $    172,933  $    34,343   $      --   $        --   $      --   $    21,681  $     899,897
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
  Short-term investments at cost     $  1,126,520  $   298,573   $  51,960   $   122,681   $  94,047   $        --  $          --
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
  Investments at value (Note 1)      $  8,820,926  $ 5,750,702   $5,114,466  $ 6,065,194   $3,062,719  $ 2,366,640  $ 126,349,272
  Foreign currency at value (Note
   1)                                     172,940       34,173          --            --          --        21,582        904,038
  Cash                                         --           --          --            --          --       942,439             --
  Short-term investments at value
   (Note 1)                             1,126,520      298,573      51,960       122,681      94,047            --             --
  Receivables:
    Investments sold                      141,120       95,827     109,347         9,165      76,291        33,425     17,200,860
    Fund shares sold                       57,627       20,000       5,000            --         500            --          2,000
    Open forward foreign currency
     contracts (Note 1)                        --           --          --            --          --            --        613,595
    Dividends and dividend reclaims         9,464        9,229       1,784         3,120         523         8,232        222,422
    Interest                                1,049          624         192           800         148         6,858         27,367
    Investment Manager (Note 6)                --       10,804      11,438        15,875      18,380        54,117         16,095
  Prepaid expenses                             --        4,564       4,936         4,594       7,537         6,211          3,812
  Organizational costs (Note 5)            37,511        7,009       7,008         7,008       9,001        18,015             --
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
      Total Assets                     10,367,157    6,231,505   5,306,131     6,228,437   3,269,146     3,457,519    145,339,461
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
LIABILITIES:
  Payables:
    Investments purchased                 220,299      193,550      94,885            --     180,459       658,381     17,951,930
    Fund shares repurchased                12,721           54          --            --          --            --             --
    Management fees (Note 6)                   --           --          --            --          --            --         77,587
    Audit fees                              9,806        9,296       9,545         9,545       8,628         8,828         17,387
    Directors' fees and expenses
     (Note 8)                               5,606        5,268       5,270         5,270       5,526         5,526         18,255
    Legal fees                              3,814        5,067       5,067         4,767       4,998         4,998          8,994
    Transfer agent fees                     3,342        3,445       3,442         3,490       3,173         3,177          2,484
    Accounting fees                         2,759        2,500       2,500         2,500          --         5,002          8,674
    Printing expense                        2,126        2,106       2,116         2,106       2,118         2,160          4,722
    Custodian fees                          1,085        2,925         442           683         352        10,002         26,354
    12b-1 fees (Note 7)                        --        6,409       6,274         4,209       3,884            --             --
    Organizational costs (Note 5)              --        7,532       7,532         7,532       5,100            --             --
    Miscellaneous expenses                  9,098        1,800       1,839           957       2,545         2,649          7,813
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
      Total Liabilities                   270,656      239,952     138,912        41,059     216,783       700,723     18,124,200
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
NET ASSETS                           $ 10,096,501  $ 5,991,553   $5,167,219  $ 6,187,378   $3,052,363  $ 2,756,796  $ 127,215,261
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
NET ASSETS CONSIST OF:
  Paid-in capital (Note 3)           $  6,678,295  $ 4,400,245   $4,045,943  $ 4,033,313   $3,041,587  $ 3,006,105  $ 101,501,498
  Accumulated net investment income
   (loss)                                 (36,316)     (21,011)    (15,915)        2,342     (13,020)       28,716         64,263
  Accumulated net realized gain
   (loss) on investment and foreign
   currency transactions                  401,058      730,659     688,874       574,255      51,245       (96,588)       231,975
  Net unrealized appreciation
   (depreciation) on foreign
   currency transactions                    1,362         (444)         --            --          --          (249)       626,321
  Net unrealized appreciation
   (depreciation) on investments        3,052,102      882,104     448,317     1,577,468     (27,449)     (181,188)    24,791,204
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
NET ASSETS                           $ 10,096,501  $ 5,991,553   $5,167,219  $ 6,187,378   $3,052,363  $ 2,756,796  $ 127,215,261
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
SHARES OUSTANDING                         564,628      429,491     403,503       402,485     303,991       300,546      8,063,844
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
NET ASSET VALUE PER SHARE            $      17.88  $     13.95   $   12.81   $     15.37   $   10.04   $      9.17  $       15.78
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------
                                     ------------  -----------  -----------  -----------  -----------  -----------  -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
Statements of Operations
 For the Six Months Ended June 30, 1998
 (Unaudited)

                                                                         DRESDNER RCM
                                  -------------------------------------------------------------------------------------------
                                    GLOBAL       GLOBAL       GLOBAL      LARGE CAP                   EMERGING
                                  TECHNOLOGY      SMALL     HEALTH CARE    GROWTH     BIOTECHNOLOGY    MARKETS   INTERNATIONAL
                                     FUND       CAP FUND       FUND         FUND           FUND         FUND         FUND
                                  -----------  -----------  -----------  -----------  --------------  ---------  ------------
INVESTMENT INCOME:
  Income:
    Dividends                      $  22,163   $    23,792   $  22,308   $    21,914    $    5,111    $  39,817   $1,276,933
    Interest                          15,550         2,897         622         3,744         4,940       15,898       77,151
    Foreign tax withheld              (1,604)       (2,738)     (1,211)         (144)           --       (4,123)    (162,830)
                                  -----------  -----------  -----------  -----------  --------------  ---------  ------------
      Total income                    36,109        23,951      21,719        25,514        10,051       51,592    1,191,254
                                  -----------  -----------  -----------  -----------  --------------  ---------  ------------
  Expenses:
    Investment management fees
     (Note 6)                         41,619        25,706      25,089        19,630        15,540       15,309      439,543
    Transfer agent expense            12,064         9,898       9,798         9,898        11,922       12,022        8,597
    Registration & filing             11,874        11,874      11,874        11,874        11,874       20,082       11,940
    Printing expense                   8,951         7,718       7,551         7,751         2,118       14,818        6,451
    Accounting expense                 6,500         7,500       7,500         7,500         1,875       10,002       24,674
    Audit fees                         5,628         5,628       5,628         5,628        10,128       10,828        8,674
    Directors' fees and expenses
     (Note 8)                          7,526         5,526       5,526         5,526         5,526        5,526       23,832
    Amortization of
     organizational costs (Note
     5)                                7,439           991         991           991           991        1,985           --
    Legal fees                         4,998           498         498           198         4,998        4,998        1,336
    Custodian fees                     3,567         8,016       2,208         2,232         1,056       26,916       72,934
    Insurance expense                  3,090         3,990       3,990         3,990           774          774        7,793
    12b-1 fees (Note 7)                   --         6,409       6,274         4,209         3,884           --           --
    Miscellaneous expenses                --           403         700           503         1,797        1,795          800
                                  -----------  -----------  -----------  -----------  --------------  ---------  ------------
      Total expenses before
       reimbursements                113,256        94,157      87,627        79,930        72,483      125,055      606,574
    Expenses reimbursed by
     investment manager (Note 6)     (40,831)      (49,195)    (49,993)      (53,286)      (49,176)    (102,092)     (20,570)
                                  -----------  -----------  -----------  -----------  --------------  ---------  ------------
      Total net expenses              72,425        44,962      37,634        26,644        23,307       22,963      586,004
                                  -----------  -----------  -----------  -----------  --------------  ---------  ------------
        Net investment income
         (loss)                      (36,316)      (21,011)    (15,915)       (1,130)      (13,256)      28,629      605,250
                                  -----------  -----------  -----------  -----------  --------------  ---------  ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS):
  Net realized gain (loss) on
   investments                       500,009       752,231     619,241       459,147        51,245      (88,029)  (2,067,053)
  Net realized loss on foreign
   currency transactions              (7,291)      (29,631)     (2,576)           --            --       (8,187)    (345,865)
                                  -----------  -----------  -----------  -----------  --------------  ---------  ------------
      Net realized gain (loss)       492,718       722,600     616,665       459,147        51,245      (96,216)  (2,412,918)
                                  -----------  -----------  -----------  -----------  --------------  ---------  ------------
  Net change in unrealized
   appreciation (depreciation)
   on foreign currency
   transactions                        1,362           393         414            --            --         (198)    (297,458)
  Net change in unrealized
   appreciation (depreciation)
   on investments                  1,799,338       455,963    (139,739)      686,627       (27,449)    (177,278)  18,236,672
                                  -----------  -----------  -----------  -----------  --------------  ---------  ------------
  Net unrealized appreciation
   (depreciation)                  1,800,700       456,356    (139,325)      686,627       (27,449)    (177,476)  17,939,214
                                  -----------  -----------  -----------  -----------  --------------  ---------  ------------
  Net realized and unrealized
   gain (loss) during the period   2,293,418     1,178,956     477,340     1,145,774        23,796     (273,692)  15,526,296
                                  -----------  -----------  -----------  -----------  --------------  ---------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                       $2,257,102  $ 1,157,945   $ 461,425   $ 1,144,644    $   10,540    $(245,063)  $16,131,546
                                  -----------  -----------  -----------  -----------  --------------  ---------  ------------
                                  -----------  -----------  -----------  -----------  --------------  ---------  ------------

    The accompanying notes are an integral part of the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 Dresdner RCM Global Funds
Statements of Changes in Net Assets

                                                                   DRESDNER RCM
                                         -----------------------------------------------------------------
                                           GLOBAL TECHNOLOGY      GLOBAL SMALL CAP     GLOBAL HEALTH CARE
                                                 FUND                   FUND                  FUND
                                         ---------------------  --------------------  --------------------
                                                                (UNAUDITED)           (UNAUDITED)
                                         (UNAUDITED)               SIX                   SIX
                                         SIX MONTHS    YEAR      MONTHS      YEAR      MONTHS      YEAR
                                           ENDED       ENDED      ENDED      ENDED      ENDED      ENDED
                                          JUNE 30,   DEC. 31,   JUNE 30,   DEC. 31,   JUNE 30,   DEC. 31,
                                            1998       1997       1998       1997       1998       1997
                                         ----------  ---------  ---------  ---------  ---------  ---------
OPERATIONS:
  Net investment income (loss)           $  (36,316) $ (70,515) $ (21,011) $ (51,716) $ (15,915) $ (25,624)
  Net realized gain (loss) on
   investments and foreign currency
   transactions                             492,718    792,152    722,600    629,901    616,665    626,824
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency transactions          1,800,700    517,549    456,356    425,304   (139,325)   587,642
                                         ----------  ---------  ---------  ---------  ---------  ---------
  Net increase (decrease) in net assets
   resulting from operations              2,257,102  1,239,186  1,157,945  1,003,489    461,425  1,188,842
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Note 1)                 --         --         --         --         --         --
  Net realized gain on investments
   (Note 1)                                      --   (947,092)        --   (570,126)        --   (528,991)
NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 3)                     889,065  1,541,401    378,026     22,219     34,858     11,085
                                         ----------  ---------  ---------  ---------  ---------  ---------
TOTAL INCREASE IN NET ASSETS              3,146,167  1,833,495  1,535,971    455,582    496,283    670,936
NET ASSETS:
  Beginning of period                     6,950,334  5,116,839  4,455,582  4,000,000  4,670,936  4,000,000
                                         ----------  ---------  ---------  ---------  ---------  ---------
  End of period                          $10,096,501 $6,950,334 $5,991,553 $4,455,582 $5,167,219 $4,670,936
                                         ----------  ---------  ---------  ---------  ---------  ---------
                                         ----------  ---------  ---------  ---------  ---------  ---------
End of period net assets include
  accumulated net investment income
  (loss) of:                             $  (36,316)        --  $ (21,011)        --  $ (15,915)        --
                                         ----------  ---------  ---------  ---------  ---------  ---------
                                         ----------  ---------  ---------  ---------  ---------  ---------

------------------------------------
*    Commencement of investment operations.

 Dresdner RCM Global Funds
Statements of Changes in Net Assets

                                        DRESDNER RCM
---------------------------------------------------------------------------------------------
  LARGE CAP GROWTH
        FUND            BIOTECHNOLOGY FUND    EMERGING MARKETS FUND     INTERNATIONAL FUND
--------------------  ----------------------  ----------------------  -----------------------
(UNAUDITED)           (UNAUDITED)             (UNAUDITED)
   SIX                   SIX      DEC. 30,       SIX      DEC. 30,    (UNAUDITED)
 MONTHS      YEAR      MONTHS       1997*      MONTHS       1997*     SIX MONTHS
  ENDED      ENDED      ENDED        TO         ENDED        TO          ENDED     YEAR ENDED
JUNE 30,   DEC. 31,   JUNE 30,    DEC. 31,    JUNE 30,    DEC. 31,     JUNE 30,     DEC. 31,
  1998       1997       1998        1997        1998        1997         1998         1997
---------  ---------  ---------  -----------  ---------  -----------  -----------  ----------
$  (1,130) $   4,754  $ (13,256)  $     236   $  28,629   $      87   $   605,250  $  335,703
  459,147    374,542     51,245          --     (96,216)       (372)   (2,412,918) 10,197,416
  686,627    890,841    (27,449)         --    (177,476)     (3,961)   17,939,214     (43,121)
---------  ---------  ---------  -----------  ---------  -----------  -----------  ----------
1,144,644  1,270,137     10,540         236    (245,063)     (4,246)   16,131,546  10,489,998
       --     (4,011)        --          --          --          --            --    (910,716)
       --   (256,705)        --          --          --          --            --  (7,545,935)
   17,500     15,813     41,587   3,000,000       6,105   3,000,000    12,640,786  43,804,633
---------  ---------  ---------  -----------  ---------  -----------  -----------  ----------
1,162,144  1,025,234     52,127   3,000,236    (238,958)  2,995,754    28,772,332  45,837,980
5,025,234  4,000,000  3,000,236          --   2,995,754          --    98,442,929  52,604,949
---------  ---------  ---------  -----------  ---------  -----------  -----------  ----------
$6,187,378 $5,025,234 $3,052,363  $3,000,236  $2,756,796  $2,995,754  $127,215,261 $98,442,929
---------  ---------  ---------  -----------  ---------  -----------  -----------  ----------
---------  ---------  ---------  -----------  ---------  -----------  -----------  ----------
$   2,342         --  $ (13,020)  $     236   $  28,716   $      87   $    64,263  $ (540,987)
---------  ---------  ---------  -----------  ---------  -----------  -----------  ----------
---------  ---------  ---------  -----------  ---------  -----------  -----------  ----------

  Dresdner RCM Global Funds
Financial Highlights

For a share outstanding throughout each fiscal year or period ended

                                                         DRESDNER RCM
                                     -----------------------------------------------------
                                                    GLOBAL TECHNOLOGY FUND
                                     -----------------------------------------------------
                                       (UNAUDITED)
                                       SIX MONTHS
                                          ENDED
                                      JUNE 30, 1998      1997        1996        1995(2)
                                     ---------------   ---------   ---------   -----------
PER SHARE OPERATING PERFORMANCE:
 (1)
  Net asset value, beginning of
   period                               $ 13.69        $   12.60   $   10.04   $     10.00
                                     ---------------   ---------   ---------   -----------
  Net investment income (loss)            (0.07)           (0.16)      (0.15)           --
  Net realized and unrealized gain
   (loss) on investments                   4.26             3.46        2.80          0.04
                                     ---------------   ---------   ---------   -----------
  Net increase (decrease) in net
   asset value resulting from
   investment operations                   4.19             3.30        2.65          0.04
                                     ---------------   ---------   ---------   -----------
  Distributions:
    Net investment income                    --               --          --            --
    Net realized gain on
     investments                             --            (2.21)      (0.09)           --
                                     ---------------   ---------   ---------   -----------
      Total distributions                    --            (2.21)      (0.09)           --
                                     ---------------   ---------   ---------   -----------
NET ASSET VALUE, END OF PERIOD          $ 17.88        $   13.69   $   12.60   $     10.04
                                     ---------------   ---------   ---------   -----------
                                     ---------------   ---------   ---------   -----------
TOTAL RETURN (6)                          30.61%           27.08%      26.41%        %0.40
                                     ---------------   ---------   ---------   -----------
                                     ---------------   ---------   ---------   -----------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's)                                 $10,097        $   6,950   $   5,117   $       954
                                     ---------------   ---------   ---------   -----------
                                     ---------------   ---------   ---------   -----------
Ratio of expenses to average net
 assets:
  With reimbursement (Note 6)              1.75%(10)        1.75%       1.73%        %0.00(9)
                                     ---------------   ---------   ---------   -----------
                                     ---------------   ---------   ---------   -----------
  Without reimbursement                    2.74%(10)        2.45%       7.75%           --
                                     ---------------   ---------   ---------   -----------
                                     ---------------   ---------   ---------   -----------
Ratio of net investment income to
 average net assets:
  With reimbursement (Note 6)             (0.88)%(10)      (1.15)%     (1.34)%       (0.02)%(9)
                                     ---------------   ---------   ---------   -----------
                                     ---------------   ---------   ---------   -----------
  Without reimbursement                   (1.86)%(10)      (1.86)%     (7.36)%          --
                                     ---------------   ---------   ---------   -----------
                                     ---------------   ---------   ---------   -----------
Portfolio turnover                        65.80%          189.41%     155.58%        %0.00
                                     ---------------   ---------   ---------   -----------
                                     ---------------   ---------   ---------   -----------
Average commission rate paid per
 share (7)                              $0.0755        $  0.0678   $  0.0599   $        --
                                     ---------------   ---------   ---------   -----------
                                     ---------------   ---------   ---------   -----------

  Dresdner RCM Global Funds
Financial Highlights
For a share outstanding throughout

                                               GLOBAL SMALL CAP FUND                      GLOBAL HEALTH CARE FUND
                                     -----------------------------------------   -----------------------------------------

                                       (UNAUDITED)                                 (UNAUDITED)
                                       SIX MONTHS                                  SIX MONTHS
                                          ENDED                                       ENDED
                                      JUNE 30, 1998      1997        1996(3)      JUNE 30, 1998      1997        1996(3)

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

PER SHARE OPERATING PERFORMANCE:
 (1)
  Net asset value, beginning of
   period                               $ 11.09        $   10.00   $     10.00      $ 11.65        $   10.00   $     10.00

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

  Net investment income (loss)            (0.05)           (0.13)           --        (0.04)           (0.06)           --

  Net realized and unrealized gain
   (loss) on investments                   2.91             2.64            --         1.20             3.03            --

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

  Net increase (decrease) in net
   asset value resulting from
   investment operations                   2.86             2.51            --         1.16             2.97            --

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

  Distributions:
    Net investment income                    --               --            --           --               --            --

    Net realized gain on
     investments                             --            (1.42)           --           --            (1.32)           --

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

      Total distributions                    --            (1.42)           --           --            (1.32)           --

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

NET ASSET VALUE, END OF PERIOD          $ 13.95        $   11.09   $     10.00      $ 12.81        $   11.65   $     10.00

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

TOTAL RETURN (6)                          25.79%           25.48%         0.00%        9.96%           30.00%         0.00%

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's)                                 $ 5,992        $   4,456   $     4,000      $ 5,167        $   4,671   $     4,000

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

Ratio of expenses to average net
 assets:
  With reimbursement (Note 6)              1.75%(10)        1.75%         0.00%(9)       1.50%(10)      1.50%         0.00%(9)

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

  Without reimbursement                    3.66%(10)        3.09%           --         3.49%(10)        2.93%           --

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

Ratio of net investment income to
 average net assets:
  With reimbursement (Note 6)             (0.82)%(10)      (1.14)%        0.00%(9)      (0.63)%(10)     (0.55)%        0.00%(9)

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

  Without reimbursement                   (2.73)%(10)      (2.49)%          --        (2.63)%(10)       1.98%           --

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

Portfolio turnover                        88.00%          153.49%         0.00%       71.69%          157.65%         0.00%

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

Average commission rate paid per
 share (7)                              $0.0169        $  0.0202   $    0.0465      $0.0508        $  0.0528   $    0.0324

                                     ---------------   ---------   -----------   ---------------   ---------   -----------

                                     ---------------   ---------   -----------   ---------------   ---------   -----------


-----------------------------------------
(1)  Calculated using the average share method.

(2)  Commencement of operation was December 27, 1995.

(3)  Commencement of operation was December 31, 1996.

(4)  Commencement of operation was December 30, 1997.

(5)  Commencement of operation was December 28, 1994.

(6) Total return measures the change in value of an investment over the period indicated.

(7) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
    This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

(8) Stock split 10:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.

(9)  Not annualized. Fund was in operations for less than five days.

(10)  Annualized.

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Global Funds
Financial Highlights

For a share outstanding throughout each fiscal year or period ended

                                                                DRESDNER RCM
                                ----------------------------------------------------------------------------
                                            LARGE CAP GROWTH FUND                    BIOTECHNOLOGY FUND
                                ---------------------------------------------   ----------------------------
                                   (UNAUDITED)                                    (UNAUDITED)
                                    SIX MONTHS                                    SIX MONTHS
                                      ENDED                                          ENDED
                                  JUNE 30, 1998         1997        1996(3)      JUNE 30, 1998     1997(4)
                                ------------------    ---------   -----------   ---------------   ----------
PER SHARE OPERATING
 PERFORMANCE: (1)
  Net asset value, beginning
   of period                       $     12.53        $   10.00   $     10.00      $ 10.00        $    10.00
                                      --------        ---------   -----------   ---------------   ----------
  Net investment income (loss)              --             0.01            --        (0.04)               --
  Net realized and unrealized
   gain (loss) on investments             2.84             3.17            --         0.08                --
                                      --------        ---------   -----------   ---------------   ----------
  Net increase (decrease) in
   net asset value resulting
   from investment operations             2.84             3.18            --         0.04                --
                                      --------        ---------   -----------   ---------------   ----------
  Distributions:
    Net investment income                   --            (0.01)           --           --                --
    Net realized gain on
     investments                            --            (0.64)           --           --                --
                                      --------        ---------   -----------   ---------------   ----------
      Total distributions                   --            (0.65)           --           --                --
                                      --------        ---------   -----------   ---------------   ----------
NET ASSET VALUE, END OF PERIOD     $     15.37        $   12.53   $     10.00      $ 10.04        $    10.00
                                      --------        ---------   -----------   ---------------   ----------
                                      --------        ---------   -----------   ---------------   ----------
TOTAL RETURN (6)                         22.67%           31.99%         0.00%        0.40%             0.00%
                                      --------        ---------   -----------   ---------------   ----------
                                      --------        ---------   -----------   ---------------   ----------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's)                            $     6,187        $   5,025   $     4,000      $ 3,052        $    3,000
Ratio of expenses to average
 net assets:
  With reimbursement (Note 6)             0.95%(10)        0.95%         0.00%(9)       1.50%(10)       0.01%(9)
                                      --------        ---------   -----------   ---------------   ----------
                                      --------        ---------   -----------   ---------------   ----------
  Without reimbursement                   2.85%(10)        2.63%           --         4.66%(10)           --
                                      --------        ---------   -----------   ---------------   ----------
                                      --------        ---------   -----------   ---------------   ----------
Ratio of net investment income
 to average net assets:
  With reimbursement (Note 6)            (0.04)%(10)       0.10%         0.00%(9)      (0.85)%(10)       0.01%(9)
                                      --------        ---------   -----------   ---------------   ----------
                                      --------        ---------   -----------   ---------------   ----------
  Without reimbursement                  (1.94)%(10)      (1.58)%          --        (4.02)%(10)          --
                                      --------        ---------   -----------   ---------------   ----------
                                      --------        ---------   -----------   ---------------   ----------
Portfolio turnover                       48.15%          119.87%         0.00%       57.27%             0.00%
                                      --------        ---------   -----------   ---------------   ----------
                                      --------        ---------   -----------   ---------------   ----------
Average commission rate paid
 per share (7)                     $    0.0547        $  0.0469   $    0.0326      $0.0472        $       --
                                      --------        ---------   -----------   ---------------   ----------
                                      --------        ---------   -----------   ---------------   ----------

  Dresdner RCM Global Funds
Financial Highlights
For a share outstanding throug

                                    EMERGING MARKETS FUND                             INTERNATIONAL FUND
                                -----------------------------   --------------------------------------------------------------

                                  (UNAUDITED)                     (UNAUDITED)
                                  SIX MONTHS                      SIX MONTHS
                                     ENDED                           ENDED
                                 JUNE 30, 1998      1997(4)      JUNE 30, 1998      1997     1996(8)      1995       1994(5)

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

PER SHARE OPERATING
 PERFORMANCE: (1)
  Net asset value, beginning
   of period                       $  9.99        $     10.00     $  13.70        $  12.72   $  11.56   $  10.00   $     10.00

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

  Net investment income (loss)        0.10                 --         0.08            0.06       0.04       0.12          0.00

  Net realized and unrealized
   gain (loss) on investments        (0.92)             (0.01)        2.00            2.22       2.16       1.68         (0.00)

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

  Net increase (decrease) in
   net asset value resulting
   from investment operations        (0.82)             (0.01)        2.08            2.28       2.20       1.80          0.00

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

  Distributions:
    Net investment income               --                 --         0.00           (0.14)     (0.16)     (0.11)        (0.00)

    Net realized gain on
     investments                        --                 --         0.00           (1.16)     (0.88)     (0.13)        (0.00)

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

      Total distributions               --                 --         0.00           (1.30)     (1.04)     (0.24)        (0.00)

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

NET ASSET VALUE, END OF PERIOD     $  9.17        $      9.99     $  15.78        $  13.70   $  12.72   $  11.56   $     10.00

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

TOTAL RETURN (6)                     (8.21)%             0.00%       15.18%          17.93%     19.31%     17.98%         0.01%

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in
 000's)                            $ 2,757        $     2,996     $127,215        $ 98,443   $ 52,605   $ 34,347   $    25,004

Ratio of expenses to average
 net assets:
  With reimbursement (Note 6)         1.50%(10)          0.01%(9)       1.00%(10)     1.00%      0.99%      0.75%         0.00%(9)

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

  Without reimbursement               8.16%(10)            --         1.04%(10)       1.06%      1.25%      1.11%           --

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

Ratio of net investment income
 to average net assets:
  With reimbursement (Note 6)         1.87%(10)          0.00%(9)       1.03%(10)     0.41%      0.32%      1.19%         0.01%(9)

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

  Without reimbursement              (4.80)%(10)           --         1.00%(10)       0.35%      0.06%      0.83%           --

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

Portfolio turnover                   114.8%              0.00%       34.84%         122.43%    119.10%     87.40%         0.00%

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

Average commission rate paid
 per share (7)                     $0.0022        $    0.0079     $ 0.0132        $ 0.0235   $ 0.0179   $     --   $        --

                                ---------------   -----------   ---------------   --------   --------   --------   -----------

                                ---------------   -----------   ---------------   --------   --------   --------   -----------


-----------------------------------------
(1)  Calculated using the average share method.

(2)  Commencement of operation was December 27, 1995.

(3)  Commencement of operation was December 31, 1996.

(4)  Commencement of operation was December 30, 1997.

(5)  Commencement of operation was December 28, 1994.

(6) Total return measures the change in value of an investment over the period indicated.

(7) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
    This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

(8) Stock split 10:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.

(9)  Not annualized. Fund was in operations for less than five days.

(10)  Annualized.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
Notes to Financial Statements
 June 30, 1998
 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

        Dresdner RCM Equity Funds, Inc. ("Equity Company"), previously RCM Equity Funds, Inc., and Dresdner RCM Capital Funds, Inc. ("Capital Company"), previously RCM Capital Funds, Inc. are organized as Maryland corporations and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. These two corporations are collectively referred to as the "Companies." The Equity Company consists of six series. Dresdner RCM Global Technology Fund ("Global Technology Fund"), Dresdner RCM Global Health Care Fund ("Global Health Care Fund"), and Dresdner RCM Biotechnology Fund ("Biotechnology Fund") are non-diversified, no-load series of the Equity Company. Dresdner RCM Global Small Cap Fund ("Global Small Cap Fund"), Dresdner RCM Large Cap Growth Fund ("Large Cap Growth Fund"), and Dresdner RCM Emerging Markets Fund ("Emerging Markets Fund") are diversified, no-load series of the Equity Company. The Dresdner RCM International Growth Equity Fund A ("International Fund") is a non-diversified, no-load series of the Capital Company. These seven series are collectively referred to as the "Funds."

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities. Actual results may differ from these estimates.

A. SECURITIES VALUATIONS:

        Investment securities are stated at fair market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as a duly constituted committee of the Board of Directors of the Companies shall determine in good faith to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on NASDAQ or similar foreign reporting service will be valued at the mean bid price, or using such other comparable sources as the Board of Directors of the Companies in good faith deems appropriate to reflect their fair market value. Other portfolio securities held by the Funds will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities will be valued by whatever means a duly constituted committee of the Board of Directors of the Companies in good faith deems appropriate to reflect their fair market value. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

        Security transactions are recorded as of the date of purchase or sale. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income, foreign taxes, and expenses are accrued daily. Dividends are recorded on the ex-dividend date.

 Dresdner RCM Global Funds
Notes to Financial Statements
 June 30, 1998
 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
C. FOREIGN CURRENCY TRANSACTIONS:

        The records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and withholding taxes are translated on the respective dates of such transactions. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency transactions. The Funds do not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS:

        A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The International Fund may enter into Forwards in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in market value is recorded by the International Fund as an unrealized appreciation or depreciation. When the Forward is closed, the International Fund records a realized gain or loss equal to the difference between the value at the time the Forward was opened and the value at the time it was closed. The International Fund could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

E. OPTION ACCOUNTING PRINCIPLES:

        The Funds may purchase or write put and call options on stocks and stock indices as a hedge against changes in market conditions that may result in changes in the value of the Funds' portfolio securities. When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last sale price. If there has been no sale on such day, then the security will be valued at the closing bid price on such day. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received.

        The premium paid by a Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercise a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

 Dresdner RCM Global Funds
Notes to Financial Statements
 June 30, 1998
 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
F. FEDERAL INCOME TAXES:

        It is the policy of the Funds to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains.

G. DISTRIBUTIONS:

        Distributions to shareholders are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses as a result of wash sales, foreign currency transactions and/or passive foreign investment companies.

2. INVESTMENT IN FOREIGN SECURITY AND CURRENCY

        Investing in foreign equity securities and currency transactions involves significant risks, some of which are not typically associated with investments of domestic origin. The Funds' investments in foreign and/or emerging markets will subject the Funds to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments.

3. CAPITAL SHARES

        At June 30, 1998, the Equity Company and Capital Company each authorized 1,000,000,000 shares of common stock at $0.0001 par value. There were 50,000,000 classified as shares of the Global Technology Fund; 50,000,000 classified as shares of the Global Small Cap Fund; 50,000,000 classified as shares of the Global Health Care Fund; 50,000,000 classified as shares of the Large Cap Growth Fund; 50,000,000 classified as shares of the Biotechnology Fund; 50,000,000 classified as shares of the Emerging Markets Fund; and 700,000,000 shares remain unclassified in the Equity Company. There were 100,000,000 classified as shares of the International Fund and 500,000,000 shares remain unclassified in the Capital Company.

Transactions in capital shares were as follows:

 Dresdner RCM Global Funds
Notes to Financial Statements
 June 30, 1998
 (Unaudited)

3. CAPITAL SHARES (CONTINUED)
                           CAPITAL SHARE TRANSACTIONS

                                                      SIX MONTHS ENDED
                                                        JUNE 30, 1998             YEAR ENDED
GLOBAL TECHNOLOGY FUND                                   (UNAUDITED)           DECEMBER 31, 1997
                                                   -----------------------  -----------------------
                                                    SHARES       AMOUNT      SHARES       AMOUNT
                                                   ---------  ------------  ---------  ------------
Shares sold                                           67,692  $  1,050,192    149,385  $  2,140,139
Shares issued in connection with reinvestment of
 distributions                                            --            --     72,162       940,273
Shares repurchased                                   (10,682)     (161,127)  (120,169)   (1,539,011)
                                                   ---------  ------------  ---------  ------------
Net increase                                          57,010  $    889,065    101,378  $  1,541,401
                                                   ---------  ------------  ---------  ------------
                                                   ---------  ------------  ---------  ------------


                                                      SIX MONTHS ENDED
                                                        JUNE 30, 1998             YEAR ENDED
GLOBAL SMALL CAP FUND                                    (UNAUDITED)           DECEMBER 31, 1997
                                                   -----------------------  -----------------------
                                                    SHARES       AMOUNT      SHARES       AMOUNT
                                                   ---------  ------------  ---------  ------------
Shares sold                                           30,086  $    407,665      1,498  $     20,100
Shares issued in connection with reinvestment of
 distributions                                            --            --        196         2,119
Shares repurchased                                    (2,289)      (29,638)        --            --
                                                   ---------  ------------  ---------  ------------
Net increase                                          27,797  $    378,027      1,694  $     22,219
                                                   ---------  ------------  ---------  ------------
                                                   ---------  ------------  ---------  ------------

                                                      SIX MONTHS ENDED
                                                        JUNE 30, 1998             YEAR ENDED
GLOBAL HEALTH CARE FUND                                  (UNAUDITED)           DECEMBER 31, 1997
                                                   -----------------------  -----------------------
                                                    SHARES       AMOUNT      SHARES       AMOUNT
                                                   ---------  ------------  ---------  ------------
Shares sold                                            3,082  $     39,449        751  $     10,100
Shares issued in connection with reinvestment of
 distributions                                            --            --         86           985
Shares repurchased                                      (416)       (4,590)        --            --
                                                   ---------  ------------  ---------  ------------
Net increase                                           2,666  $     34,859        837  $     11,085
                                                   ---------  ------------  ---------  ------------
                                                   ---------  ------------  ---------  ------------

                                                      SIX MONTHS ENDED
                                                        JUNE 30, 1998             YEAR ENDED
LARGE CAP GROWTH FUND                                    (UNAUDITED)           DECEMBER 31, 1997
                                                   -----------------------  -----------------------
                                                    SHARES       AMOUNT      SHARES       AMOUNT
                                                   ---------  ------------  ---------  ------------
Shares sold                                            1,324  $     17,500      1,101  $     15,100
Shares issued in connection with reinvestment of
 distributions                                            --            --         59           713
Shares repurchased                                        --            --         --            --
                                                   ---------  ------------  ---------  ------------
Net increase                                           1,324  $     17,500      1,160  $     15,813
                                                   ---------  ------------  ---------  ------------
                                                   ---------  ------------  ---------  ------------

 Dresdner RCM Global Funds
Notes to Financial Statements
 June 30, 1998
 (Unaudited)

3. CAPITAL SHARES (CONTINUED)

                                                      SIX MONTHS ENDED
                                                        JUNE 30, 1998             YEAR ENDED
BIOTECHNOLOGY FUND                                       (UNAUDITED)           DECEMBER 31, 1997
                                                   -----------------------  -----------------------
                                                    SHARES       AMOUNT      SHARES       AMOUNT
                                                   ---------  ------------  ---------  ------------
Shares sold                                            3,991  $     41,588    300,000  $  3,000,000
Shares issued in connection with reinvestment of
 distributions                                            --            --         --            --
Shares repurchased                                        --            --         --            --
                                                   ---------  ------------  ---------  ------------
Net increase                                           3,991  $     41,588    300,000  $  3,000,000
                                                   ---------  ------------  ---------  ------------
                                                   ---------  ------------  ---------  ------------

                                                      SIX MONTHS ENDED
                                                        JUNE 30, 1998             YEAR ENDED
EMERGING MARKETS FUND                                    (UNAUDITED)           DECEMBER 31, 1997
                                                   -----------------------  -----------------------
                                                    SHARES       AMOUNT      SHARES       AMOUNT
                                                   ---------  ------------  ---------  ------------
Shares sold                                              546  $      6,105    300,000  $  3,000,000
Shares issued in connection with reinvestment of
 distributions                                            --            --         --            --
Shares repurchased                                        --            --         --            --
                                                   ---------  ------------  ---------  ------------
Net increase                                             546  $      6,105    300,000  $  3,000,000
                                                   ---------  ------------  ---------  ------------
                                                   ---------  ------------  ---------  ------------

                                                      SIX MONTHS ENDED
                                                        JUNE 30, 1998             YEAR ENDED
INTERNATIONAL FUND                                       (UNAUDITED)           DECEMBER 31, 1997
                                                   -----------------------  -----------------------
                                                    SHARES       AMOUNT      SHARES       AMOUNT
                                                   ---------  ------------  ---------  ------------
Shares sold                                        1,023,295  $ 14,760,100  2,586,189  $ 37,727,115
Shares issued in connection with reinvestment of
 distributions                                            --            --    609,312     8,341,482
Shares repurchased                                  (143,386)   (2,119,314)  (148,471)   (2,263,964)
                                                   ---------  ------------  ---------  ------------
Net increase                                         879,909  $ 12,640,786  3,047,030  $ 43,804,633
                                                   ---------  ------------  ---------  ------------
                                                   ---------  ------------  ---------  ------------

 Dresdner RCM Global Funds
Notes to Financial Statements
 June 30, 1998
 (Unaudited)

4. PURCHASES AND SALES OF SECURITIES

        The following summarizes purchases and sales, other than short-term investments, by each Fund for the six months ended June 30, 1998:

                       PURCHASES AND SALES OF SECURITIES

                                                                       PURCHASES
                                                             ------------------------------
                                                             U.S. GOVERNMENT   OTHER ISSUES
                                                             ----------------  ------------
Global Technology Fund                                                  --      $6,399,730
Global Small Cap Fund                                                   --      $4,822,562
Global Health Care Fund                                                 --      $3,769,683
Large Cap Growth Fund                                                   --      $2,726,230
Biotechnology Fund                                                      --      $4,320,132
Emerging Markets Fund                                                   --      $3,455,490
International Fund                                                      --      $60,230,250

                                                                         SALES
                                                             ------------------------------
                                                             U.S. GOVERNMENT   OTHER ISSUES
                                                             ----------------  ------------
Global Technology Fund                                                  --      $5,435,814
Global Small Cap Fund                                                   --      $4,437,297
Global Health Care Fund                                                 --      $3,585,699
Large Cap Growth Fund                                                   --      $2,636,504
Biotechnology Fund                                                      --      $1,281,209
Emerging Markets Fund                                                   --      $2,870,570
International Fund                                                      --      $39,132,863

5. DEFERRED ORGANIZATIONAL COSTS

        Costs incurred by the Funds in connection with its organization aggregated $75,000 for the Global Technology Fund, $20,000 for Emerging Markets Fund, and $10,000 each for the Global Small Cap Fund, Global Health Care Fund, Large Cap Growth Fund, and Biotechnology Fund. These costs are being amortized on a straight-line basis over a five-year period beginning at the commencement of each Fund's operations. The International Fund did not have any organizational costs.

6. TRANSACTIONS WITH RELATED PARTIES

        Dresdner RCM Global Investors LLC ("Dresdner RCM"), previously RCM Capital Management, L.L.C., manages the Funds' investments and provides various administrative services, subject to the authority of the Board of Directors. The Global Technology Fund and the Emerging Markets Fund each pay a monthly investment manager fee to Dresdner RCM based on its average daily net assets, at the annualized rate of 1.00%. The International Fund pays a monthly fee to Dresdner RCM based on its average net assets, at the annualized rate of 0.75%.

 Dresdner RCM Global Funds
Notes to Financial Statements
 June 30, 1998
 (Unaudited)

6. TRANSACTIONS WITH RELATED PARTIES (CONTINUED)
        The Global Health Care Fund, Global Small Cap Fund, and Biotechnology Fund each pay a monthly fee to Dresdner RCM based on their average daily net assets, at the following annualized rate:

AVERAGE DAILY NET ASSETS                                                            FEE
------------------------------------------------------------------------------------------
The first $500 million                                                                1.00%
Above $500 million and below $1 billion                                               0.95%
Above $1 billion                                                                      0.90%

        The Large Cap Growth Fund also pays a monthly fee to Dresdner RCM based on its average daily net assets, at the following annualized rate:

AVERAGE DAILY NET ASSETS                                                            FEE
------------------------------------------------------------------------------------------
The first $500 million                                                                0.70%
Above $500 million and below $1 billion                                               0.65%
Above $1 billion                                                                      0.60%

        For the six months ended June 30, 1998, investment management fees recorded were: $41,619 for the Global Technology Fund, $25,706 for the Global Small Cap Fund, $25,089 for the Global Health Care Fund, and $19,630 for the Large Cap Growth Fund, $15,540 for the Biotechnology Fund, $15,309 for the Emerging Markets Fund, and $439,543 for the International Fund.

        Dresdner RCM has voluntarily agreed, until at least December 31, 1998, to pay the Funds on a quarterly basis the amount, if any, by which the ordinary operating expenses of the Companies attributable to the Funds for the quarter (except interest, taxes, and extraordinary expenses) exceed the annualized rate of 1.75% for each of the Global Technology Fund and Global Small Cap Fund, 0.95% for the Large Cap Growth Fund, 1.50% for each of the Global Health Care Fund, Biotechnology Fund and Emerging Markets Fund, and 1.00% for the International Fund, based on each Fund's average daily net assets. In subsequent years, the Funds will reimburse Dresdner RCM for any such payments to the extent that the Funds' operating expenses are otherwise below these expense caps. For the six months ended June 30, 1998, Dresdner RCM reimbursed operating expenses totaling $40,831 for the Global Technology Fund, $49,195 for the Global Small Cap Fund, $49,993 for the Global Health Care Fund, $53,286 for the Large Cap Growth Fund, $49,176 for the Biotechnology Fund, $102,092 for the Emerging Markets Fund, and $20,570 for the International Fund.

        On June 30, 1998, the Dresdner RCM Profit Sharing Plan, participation in which is limited to employees of Dresdner RCM, owned 186,619 shares and 362,203 shares of the total 564,628 outstanding shares of the Global Technology Fund and 8,063,844 outstanding shares of the International Fund, respectively. Also on June 30, 1998, certain Dresdner RCM employees individually owned 142,318 shares of the Global Technology Fund. On June 30, 1998, clients of Dresdner Bank AB/Investment Management/ Institutional Asset Management Division owned 400,000 shares of the total 429,491 outstanding shares of the Global Small Cap Fund, 400,000 shares of the total 403,503 outstanding shares of the Global Health Care Fund, 400,000 shares of the total 402,485 outstanding shares of the Large Cap Growth Fund, 300,000 shares of the total 303,991 outstanding shares of the Biotechnology Fund, and 300,000 shares of the total 300,546 outstanding shares of the Emerging Markets Fund. At June 30, 1998, four shareholders in the International Fund each held more than 5% of the outstanding shares of the International Fund. These shareholders, in aggregate, held approximately 70% of the International Fund.

 Dresdner RCM Global Funds
Notes to Financial Statements
 June 30, 1998
 (Unaudited)

7. DISTRIBUTOR

        Funds Distributor, Inc. (the "Distributor") acts as distributor of shares of the Funds. The Equity Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Global Small Cap Fund, Global Health Care Fund, Large Cap Growth Fund, and Biotechnology Fund. Under the distribution plan, which is a "reimbursement plan," the Global Small Cap Fund, Global Health Care Fund, and Biotechnology Fund each pay the Distributor an annual fee of up to 0.25% of each respective Fund's average daily net assets and the Large Cap Growth Fund pays the Distributor an annual fee of up to 0.15% of the Large Cap Growth Fund's average daily net assets, as reimbursement for certain expenses actually incurred by the Distributor in connection with distribution of shares of the Funds. For the period ended June 30, 1998, 12b-1 fees incurred were $6,409 for the Global Small Cap Fund, $6,274 for the Global Health Care Fund, $4,209 for the Large Cap Growth Fund, and $3,884 for the Biotechnology Fund.

8. DIRECTORS' FEES

        Each Director who is not an interested person of the Equity Company receives from the Equity Company an annual retainer of $1,000 (the retainer is evenly prorated among each series of the Equity Company), plus $500 for each Board meeting attended for each series, and $250 for each committee meeting attended for each series.

        Each Director who is not an interested person of the Capital Company receives from the Capital Company an annual retainer of $9,000 (the retainer is evenly prorated among each series of the Capital Company), plus $1,500 for each Board meeting attended for each series, and $500 for each committee meeting attended for each series.

        Each Director who is not an interested person of the Companies may elect to defer receipt of all or a portion of his or her fees for service as a director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his or her deferred fees deemed invested either in 90-day U.S. Treasury bills or shares of the common stock of the Capital Company or of the Equity Company, or a combination of these options, and the amount of deferred fees payable to such director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the director's retirement or disability.

INVESTMENT MANAGER

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

TRANSFER AND REDEMPTION AGENT

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

(Dresdner RCM Emerging Markets Fund Only)
Brown Brothers Harriman & Company
40 Water Street
Boston, Massachusetts 02109

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

     This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a Dresdner RCM Global Funds prospectus, which contains complete information about the Funds, including expenses. Investors should read the prospectus carefully before they invest or send money, as it explains certain risks associated with investing in these Funds, including investments in international and emerging markets. These risks include social, economic and political instability, market illiquidity, and currency volatility. There are also special risks associated with investing in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies. There are additional risks associated with investing in Funds that lack industry diversification. Portfolio holdings are subject to change and should not be considered recommendation to purchase.

Distributor: Dresdner RCM Distributors, a division of Funds Distributor Inc.